CONFORMED COPY

















                          AGREEMENT AND PLAN OF MERGER

                            dated as of April 4, 1997

                                      among

                            ARCH MINERAL CORPORATION,

                             AMC MERGER CORPORATION

                                       and

                               ASHLAND COAL, INC.





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                                TABLE OF CONTENTS

                                                                            PAGE

      ARTICLE I               THE MERGER...................................  2
            Section 1.1       Effective Time of the Merger.................  2
            Section 1.2       Closing......................................  2
            Section 1.3       Effects of the Merger........................  2
            Section 1.4       Headquarters.................................  2

      ARTICLE II              CONVERSION OF SECURITIES.....................  3
            Section 2.1       Conversion of Capital Stock..................  3
            Section 2.2       Exchange of Certificates.....................  4
            Section 2.3       No Further Transfers.........................  6
            Section 2.4       Dissenting Shares............................  6
            Section 2.5       Withholding..................................  6

      ARTICLE III             REPRESENTATIONS AND WARRANTIES...............  7
            Section 3.1       Representations and Warranties of the
                              Company and ACI..............................  7

      ARTICLE IV              COVENANTS.................................... 22
            Section 4.1       Stockholder Approval......................... 22
            Section 4.2       Conduct of Business.......................... 22
            Section 4.3       Access to Information........................ 24
            Section 4.4       Legal Conditions to the Merger............... 25
            Section 4.5       Public Announcements......................... 25
            Section 4.6       Tax-Free Reorganization...................... 25
            Section 4.7       Affiliate Agreements......................... 25
            Section 4.8       Representations, Covenants and
                              Conditions; Further Assurances............... 26
            Section 4.9       Certain Benefit Matters...................... 26
            Section 4.10      Indemnification; Insurance................... 28
            Section 4.11      Notification of Certain Matters.............. 29
            Section 4.12      NYSE Listing................................. 29

      ARTICLE V               CONDITIONS TO MERGER......................... 30
            Section 5.1       Conditions to Each Party's Obligation To
                              Effect the Merger............................ 30
            Section 5.2       Additional Conditions to Obligations of
                              ACI.......................................... 31
            Section 5.3       Additional Conditions to Obligation of
                              the Company.................................. 32

      ARTICLE VI              TERMINATION AND AMENDMENT.................... 33
            Section 6.1       Termination.................................. 33
            Section 6.2       Effect of Termination........................ 33
            Section 6.3       Fees and Expenses............................ 33
            Section 6.4       Amendment.................................... 34
            Section 6.5       Extension; Waiver............................ 34


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                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE


      ARTICLE VII             MISCELLANEOUS................................ 34
            Section 7.1       Nonsurvival of Representations and
                              Warranties................................... 34
            Section 7.2       Notices...................................... 34
            Section 7.3       Interpretation............................... 36
            Section 7.4       Knowledge.................................... 36
            Section 7.5       Counterparts................................. 36
            Section 7.6       Entire Agreement; No Third Party
                              Beneficiaries................................ 36
            Section 7.7       Governing Law................................ 36
            Section 7.8       Assignment................................... 36
            Section 7.9       Severability................................. 37
            Section 7.10      Failure or Indulgence Not Waiver;
                              Remedies Cumulative.......................... 37

Annex A     -     Form of Restated Certificate of Incorporation
                  of Arch Coal, Inc.
Annex B     -     Form of Restated and Amended Bylaws of
                  Arch Coal, Inc.
Annex C     -     Directors of Arch Coal, Inc. as of the Effective
                  Time
Annex D     -     Form of Affiliate Agreement
Annex E     -     Form of Arch Coal, Inc. 1997 Stock Incentive Plan



                                       ii

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                          AGREEMENT AND PLAN OF MERGER


      AGREEMENT AND PLAN OF MERGER ("AGREEMENT"), dated as of April 4, 1997, by and among Arch Mineral Corporation, a Delaware corporation (the "COMPANY"), AMC Merger Corporation, a Delaware corporation ("MERGER SUB") and wholly owned subsidiary of the Company, and Ashland Coal, Inc., a Delaware corporation ("ACI").

      WHEREAS, the Boards of Directors of the parties hereto have approved this Agreement and deem it advisable and in the best interests of their respective corporations and stockholders that the Company and ACI enter into a strategic business combination in order to advance the long-term business interests of the Company and ACI and enhance stockholder value; and

      WHEREAS, such strategic business combination of the Company and ACI will be effected pursuant to the terms of this Agreement by means of a transaction in which Merger Sub will merge with and into ACI (the "MERGER"), whereupon ACI will become a wholly owned subsidiary of the Company, and the stockholders of ACI will become stockholders of the Company; and

      WHEREAS, prior to the execution and delivery of this Agreement, all corporate action necessary to amend and restate, effective immediately prior to the Effective Time (as herein defined), the Certificate of Incorporation and Bylaws of the Company in their entireties to read as set forth in Annexes A and B attached hereto, respectively (the "COMPANY AMENDED AND RESTATED CHARTER AND BYLAWS"), has been taken by the Board of Directors and the stockholders of the Company; and

      WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company's willingness to enter into this Agreement, Ashland Inc., a stockholder of ACI, has entered into a Voting Agreement (the "VOTING AGREEMENT") with the Company pursuant to which such stockholder has agreed, among other things, to vote its shares of Common Stock, par value $.01 per share, of ACI ("ACI COMMON STOCK") and Class B Preferred Stock, par value $100 per share, of ACI ("ACI CLASS B PREFERRED STOCK") in favor of this Agreement and otherwise in favor of the Merger; and

      WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify either as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), or as a non-recognition exchange of stock under Section 351 of the Code;

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:



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                                    ARTICLE I

                                   THE MERGER

      Section 1.1 EFFECTIVE TIME OF THE MERGER. Subject to the provisions of this Agreement, a certificate of merger (the "CERTIFICATE OF MERGER") in such form (including, if required, an agreement of merger) as required in order to effect the Merger under the relevant provisions of the Delaware General Corporation Law (the "DGCL") shall be duly prepared, executed and acknowledged by the appropriate party or parties and thereafter delivered to the Secretary of State of the State of Delaware for filing as provided in the DGCL as soon as practicable on or after the Closing Date. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such time thereafter as is provided in the Certificate of Merger (the "EFFECTIVE TIME").

      Section 1.2 CLOSING. The closing of the Merger (the "CLOSING") will take place at a time and on a date to be specified by the Company and ACI, which shall be as soon as practicable after all of the conditions to the Merger set forth in Article V have been satisfied or waived, subject to the rights of termination and abandonment hereinafter set forth (the "CLOSING DATE"), at a location mutually agreeable to the parties.

      Section 1.3       EFFECTS OF THE MERGER.

      (a) At the Effective Time (i) Merger Sub shall be merged with and into ACI and the separate existence of Merger Sub will cease, (ii) the Certificate of Incorporation and Bylaws of Merger Sub as in effect immediately prior to the Merger shall become the Certificate of Incorporation and Bylaws of ACI as the surviving corporation of the Merger, and (iii) the directors of Merger Sub at the Effective Time shall be the directors of ACI as the surviving corporation of the Merger and hold office as provided in the Bylaws of ACI as in effect beginning at the Effective Time.

      (b) The Merger shall otherwise have the effects specified in applicable provisions of the DGCL.

      (c) At the Effective Time, the directors of the Company shall be as set forth in Annex C attached hereto.

      Section 1.4 HEADQUARTERS. The executive staff of the Company will be located in St. Louis, Missouri at least until the earlier of (i) two years from the date of the Effective Time or (ii) such time as various trusts for the benefit of descendants of H.L. and Lyda Hunt, the beneficiaries of those trusts, and various corporations owned by trusts for the benefit of descendants of H.L. and Lyda Hunt (collectively, the "Hunt Entities") own less than 50% of the Company Common Stock that the Hunt Entities owned at the

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Effective  Time.  The  operational  personnel of the Company  will  initially be located in Huntington, West Virginia. Following the Effective Time, the Board of Directors of the Company will engage a recognized expert in office location to compile and present to the Board of Directors of the Company detailed recommendations regarding the location of the principal executive offices of the Company.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

      Section 2.1 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of capital stock of the Company, ACI or Merger Sub:

      (a) The issued and outstanding shares of the capital stock of Merger Sub shall be converted into and become 1,000 fully paid and nonassessable shares of Common Stock, par value $1.00 per share, of ACI, as the surviving corporation of the Merger.

      (b) Each issued and outstanding share of ACI Common Stock other than shares of ACI Common Stock issued and held in the treasury of ACI or owned of record by the Company or any direct or indirect subsidiary of the Company shall be converted into and shall become one share of Common Stock, par value $.01 per share, of the Company ("COMPANY COMMON STOCK").

      (c) Each issued and outstanding share of ACI Class B Preferred Stock other than shares of ACI Class B Preferred Stock issued and held in the treasury of ACI or owned of record by the Company or any direct or indirect subsidiary of the Company and other than shares of ACI Class B Preferred Stock held by a holder who has properly exercised and perfected appraisal rights under Section 262 of the DGCL ("ACI CLASS B DISSENTING SHARES") shall be converted into and become 20,500 shares of Company Common Stock.

      (d) Each issued and outstanding share of Class C Preferred Stock, par value $100 per share, of ACI ("ACI CLASS C PREFERRED STOCK") other than shares of ACI Class C Preferred Stock issued and held in the treasury of ACI or owned of record by the Company or any direct or indirect subsidiary of the Company and other than shares of ACI Class C Preferred Stock held by a holder who has properly exercised and perfected appraisal rights under Section 262 of the DGCL ("ACI CLASS C DISSENTING SHARES" and, together with ACI Class B Dissenting
Shares, "ACI DISSENTING SHARES") shall be converted into and become 20,500 shares of Company Common Stock.

      (e) Each share of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock issued and held in the treasury of ACI or owned of record by the Company or any direct or

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indirect  subsidiary  thereof  immediately  prior to the  Effective  Time  shall automatically be canceled and retired without any conversion thereof, and no consideration shall be exchangeable therefor.

      (f) All shares of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock, when converted into shares of Company Common Stock as provided in this Section 2.1, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Company Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest.

      Section 2.2       EXCHANGE OF CERTIFICATES.

      (a) After the Effective Time, each holder of a certificate formerly evidencing shares of ACI Common Stock which have been converted pursuant to
Section 2.1(b), each holder of a certificate formerly evidencing shares of ACI Class B Preferred Stock which have been converted pursuant to Section 2.1(c), each holder of a certificate formerly evidencing shares of ACI Class C Preferred Stock which have been converted pursuant to Section 2.1(d), upon surrender of the same to First Chicago Trust Company of New York or another exchange agent selected by the Company (the "EXCHANGE AGENT") as provided in Section 2.2(b) hereof, shall be entitled to receive in exchange therefor (i) a certificate or certificates representing the number of shares of Company Common Stock into which such shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock shall have been so converted. Until so surrendered, each certificate formerly evidencing shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock which have been so converted will be deemed for all corporate purposes of the Company to evidence ownership of the number of shares of Company Common Stock for which the shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock formerly represented thereby were exchanged; provided, however, that until such certificate is so surrendered, no dividend payable to holders of record of Company Common Stock as of any date subsequent to the Effective Time shall be paid to the holder of such certificate in respect of the shares of Company Common Stock evidenced thereby and such holder shall not be entitled to vote such shares of Company Common Stock. Upon surrender of a certificate formerly evidencing shares of ACI Common Stock , ACI Class B Preferred Stock or ACI Class C Preferred Stock which have been so converted, there shall be paid to the record holder of the certificates of Company Common Stock issued in exchange therefor (i) at the time of such surrender, the amount of dividends and any other distributions theretofore paid with respect to such shares of Company Common Stock as of any date subsequent to the Effective Time to the extent the same has not yet been paid to a public

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official pursuant to abandoned property, escheat or similar laws and (ii) at the appropriate payment date, the amount of dividends and any other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares. No interest shall be payable with respect to the payment of such dividends.

      (b) As soon as  practicable  after the Effective  Time, the Exchange Agent shall  send a notice  and a  transmittal  form to each  holder  of  certificates formerly  evidencing  shares of ACI Common  Stock,  each holder of  certificates formerly evidencing shares of ACI Class B Preferred Stock and each holder of certificates formerly evidencing shares of ACI Class C Preferred Stock (other than certificates formerly representing shares to be canceled pursuant to
Section 2.1(e) and certificates representing ACI Dissenting Shares) advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent (who may appoint forwarding agents with the approval of the Company) such certificates for exchange into certificates evidencing Company Common Stock. Each holder of certificates theretofore evidencing shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock, upon proper surrender thereof to the Exchange Agent together and in accordance with such transmittal form, shall be entitled to receive in exchange therefor certificates evidencing Company Common Stock deliverable in respect of the shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock theretofore evidenced by the certificates so surrendered. At any time following one year after the Effective Time, the Company shall be entitled to require the Exchange Agent to deliver to the Company any consideration issuable or payable in the Merger which had been made available to the Exchange Agent by or on behalf of the Company and which has not been provided or disbursed to holders of certificates representing ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock, and thereafter such holders shall be entitled to look to the Company as general creditors thereof with respect to the consideration issuable or payable in the Merger upon the due surrender of their certificates. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of certificates theretofore representing shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock for any amount which may be required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

      (c) If any certificate evidencing shares of Company Common Stock is to be delivered to a person other than the person in whose name the certificates surrendered in exchange therefor are registered, it shall be a condition to the issuance of such certificate evidencing shares of Company Common Stock that the certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper

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form for transfer,  that such  transfer  otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Exchange Agent that such taxes have been paid or are not required to be paid.

      (d) In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Company will issue in exchange for such lost, stolen or destroyed certificate the certificate evidencing shares of Company Common Stock deliverable in respect thereof, as determined in accordance with this Article II. When authorizing such issue of the certificate for shares of Company Common Stock in exchange therefor, the Company may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

      (e) Approval and adoption of this Agreement by the stockholders of ACI shall constitute, as an integral part of the Merger, ratification of the appointment of, and the reappointment of, said Exchange Agent.

      Section 2.3 NO FURTHER TRANSFERS. After the Effective Time, there shall be no registration of transfers of shares on the stock transfer books of ACI of the shares of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock that were outstanding immediately prior to the Effective Time.

      Section 2.4 DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, no ACI Dissenting Share shall be converted into or be exchangeable for the right to receive the consideration therefor provided in
Section 2.1, but the holder thereof shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL with respect to such share; PROVIDED, HOWEVER, that if any such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder's rights to appraisal under the DGCL, such holder's ACI Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the consideration therefor provided in Section 2.1 without any interest thereon, and such shares shall no longer be ACI Dissenting Shares.

      Section 2.5 WITHHOLDING. The Company or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable or issuable pursuant to this Agreement to any holder of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock such amounts as the Company or the Exchange

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Agent is  required  to deduct and  withhold  with  respect to the making of such payment or issuance under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Company or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock in respect of which such deduction and withholding was made by the Company or the Exchange Agent.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ACI. When used in connection with the Company or any of its respective Subsidiaries (as hereinafter defined) or ACI or any of its respective Subsidiaries, as the case may be, the term "MATERIAL ADVERSE EFFECT" for all purposes of this Agreement means any change or effect that individually or when taken together with all other such changes or effects that have occurred during any relevant time period prior to the date of determination of the occurrence of the Material Adverse Effect, (i) is materially adverse or is reasonably likely to be materially adverse to the business, assets, financial condition or results of operations or prospects of the Company and its respective Subsidiaries or ACI and its respective Subsidiaries, respectively, in each case taken as a whole, or (ii) does materially adversely affect or is reasonably likely to materially adversely affect the ability of, in the case of the Company, the Company and its Subsidiaries taken as a whole, or, in the case of ACI, ACI and its Subsidiaries taken as a whole, as the case may be, to perform its respective obligations under this Agreement or the Ancillary Documents (as hereinafter defined) or to consummate the transactions contemplated hereby or thereby. When used herein, the term "material" for all purposes of this Agreement means material to the party referred to and its Subsidiaries taken as a whole. Except as set forth in the disclosure letter (designated as such specifically for purposes of this Agreement) delivered at or prior to the execution hereof to the Company or ACI, as the case may be, by ACI and the Company, respectively (each, a "DISCLOSURE LETTER"), and except (in the case of ACI) as disclosed in reports, proxy statements or information statements filed by ACI with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company (except for paragraphs (c), (n) and
(w) below) hereby represents and warrants to ACI, and ACI (except for paragraphs
(b) and (z) below), hereby represents and warrants to the Company, that:

      (a)  CORPORATE  ORGANIZATION  AND  QUALIFICATION.   It  and  each  of  its
Subsidiaries (both domestic and foreign), is an entity duly formed, validly existing and in good standing under the laws of its

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respective jurisdiction of formation and is in good standing as a foreign entity in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it or its Subsidiaries require such qualification, except for such failure to so qualify or be in such good standing which does not constitute a Material Adverse Effect. As used in this Agreement, the word "SUBSIDIARY" means, with respect to any party, any corporation or other entity or organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which are held by such party or any Subsidiary of such party that do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. It and each of its Subsidiaries has the requisite corporate power and authority to carry on its respective businesses as they are now being conducted. It has made available to the Company (in the case of ACI) and ACI (in the case of the Company) a complete and correct copy of its Certificate of Incorporation and Bylaws, in each case as amended to date. In each case, such Certificate of Incorporation and Bylaws so delivered are in full force and effect.

      (b) AUTHORIZED CAPITAL OF THE COMPANY. The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, of which 20,948,463 shares are outstanding. All of the outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. No Company Common Stock has been reserved for issuance, except for shares of Company Common Stock reserved for issuance pursuant to the Arch Coal, Inc. 1997 Stock Incentive Plan. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable or exchangeable for securities having the right to vote) either alone or with the stockholders of the Company on any matter. Each of the outstanding shares of capital stock of each of the Company's corporate Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except for shares held by officers and directors of the Company and its Subsidiaries as nominees and for the benefit of the Company or any of its Subsidiaries, is owned, either directly or indirectly, by the Company free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth above, there are no shares of capital stock of the Company authorized, issued or outstanding, and there are no preemptive rights or any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of the Company or any of its Subsidiaries of any

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character  relating to the issued or unissued  capital stock or other securities of the Company or any of its Subsidiaries.

      (c) AUTHORIZED CAPITAL OF ACI. The authorized capital stock of ACI consists of 44,000,000 shares of ACI Common Stock, of which 13,518,008 shares were outstanding as of March 31, 1997, 500 shares of convertible Class A Preferred Stock, of which no shares were outstanding on such date, 250 shares of ACI Class B Preferred Stock, of which 150 shares were outstanding on such date, and 250 shares of ACI Class C Preferred Stock, of which 100 shares were outstanding on such date. Since such date, no additional shares of capital stock of ACI have been issued except for shares of ACI Common Stock which have been issued upon conversion of shares of ACI Class B Preferred Stock or ACI Class C Preferred Stock, pursuant to the exercise of options outstanding as of such date under the ACI Stock Plans (as defined below), or pursuant to the ACI Dividend Reinvestment and Stock Purchase Plan (the "DRP"). As of such date, 519,035 shares of ACI Common Stock were issuable upon exercise of outstanding options under the 1988 Stock Incentive Plan for Key Employees of Ashland Coal, Inc. and Subsidiaries and 175,000 shares of ACI Common Stock were issuable upon exercise of outstanding options under the ACI 1995 Stock Incentive Plan (together, the "ACI STOCK PLANS"). All of the outstanding shares of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable. ACI has no shares of ACI Common Stock, ACI Class B Preferred Stock or ACI Class C Preferred Stock reserved for issuance, except that, as of such date, an aggregate of 1,519,035 shares of ACI Common Stock were reserved for issuance pursuant to the ACI Stock Plans, an aggregate of 5,211,500 shares of ACI Common Stock were reserved for issuance upon conversion of shares of ACI Class B Preferred Stock and ACI Class C Preferred Stock, and an aggregate of 137,812.436 shares of ACI Common Stock were reserved for issuance pursuant to the DRP. ACI has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable or exchangeable for securities having the right to vote) either alone or with the stockholders of ACI on any matter. Each of the outstanding shares of capital stock of each of ACI's corporate Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except for shares held by officers and directors of ACI and its Subsidiaries as nominees and for the benefit of ACI or any of its Subsidiaries, is owned, either directly or indirectly, by ACI free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth above, as of the date hereof there are no shares of capital stock of ACI authorized, issued and outstanding, and there are no preemptive rights or any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of ACI or any of its Subsidiaries of any character relating to the issued or unissued capital stock or other securities of ACI or any of its Subsidiaries.

      (d) CORPORATE AUTHORITY. Subject (in the case of ACI) only to approval of this Agreement and the Merger by the affirmative vote of the holders of at least 85% of the outstanding shares of capital stock of ACI voting thereon and voting as one class, it has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and any other agreement, instrument or certificate (collectively, the "ANCILLARY DOCUMENTS") to be executed or delivered by it pursuant hereto, and to consummate the transactions contemplated hereby and thereby. Its Board of Directors, including the Special Committee thereof formed to consider (among other things) the Merger (each a "SPECIAL COMMITTEE"), has approved this Agreement and the Merger and (in the case of the Board of Directors of ACI) has directed that this Agreement and the Merger be submitted to its stockholders for approval and adoption in accordance with applicable law and its Certificate of Incorporation and Bylaws, and, subject to its fiduciary duties under applicable law, has recommended that its stockholders approve this Agreement and the Merger. This Agreement and each Ancillary Document to be executed and delivered by it pursuant hereto is a valid and binding agreement, certificate or instrument, as the case may be, of it enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to applicable limitations on the availability of equitable remedies, including considerations of public policy.

      (e) GOVERNMENTAL FILINGS; NO VIOLATIONS. (i) Other than the filings provided for in Section 1.1, such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), filings required under the Exchange Act, filings required under the Securities Act of 1933, as amended (the "SECURITIES ACT"), filings required under state securities and "Blue Sky" laws, and any filings required to be made under the laws of any foreign jurisdiction, no notices, reports or other filings are required to be made by it or its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by it or its Subsidiaries from, any governmental or regulatory authority, agency, court, commission or other entity, domestic or foreign ("GOVERNMENTAL ENTITY"), in connection with the execution and delivery of this Agreement or any of the Ancillary Documents by it and the consummation by it of the transactions contemplated hereby and thereby, the failure of which to make or obtain would constitute a Material Adverse Effect.

            (ii) Neither the execution and delivery of this Agreement or any of the Ancillary Documents by it, nor the consummation by it of any of the transactions contemplated hereby or thereby, or any action required by applicable law as a result thereof, will constitute or result in (A) subject (in the case of ACI only) to receipt of requisite stockholder approval, a breach or violation of, or a default under, its Certificate of Incorporation or Bylaws or the comparable governing instruments of any of its Subsidiaries, (B) a breach or violation of, a default (with or without the giving of notice or the passage of time) under or the triggering of any payment or other obligations, or the right of any third party to require a payment or performance of an obligation not otherwise due, pursuant to, or accelerate vesting under, any existing collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, employee stock ownership, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of it or any of its Subsidiaries ("BENEFIT PLANS") or any grant or award made under any of the foregoing, (C) a breach or violation of, a default under, a change in the rights of any party under, or the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any note, bond, mortgage, indenture, agreement, lease, contract, instrument, arrangement or other obligation of it or any of its Subsidiaries or (D) a breach or violation of any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit, license, franchise or other similar right or authorization to which it or any of its Subsidiaries is subject except, in the case of clauses (B), (C) or (D) above, for such breaches, violations, defaults, accelerations or changes that would not constitute a Material Adverse Effect. Its Disclosure Letter sets forth, to its knowledge, a list of any consents, approvals or waivers required under or pursuant to any of the foregoing to be obtained prior to consummation of the transactions contemplated by this Agreement. It will use all reasonable efforts to obtain the consents, approvals or waivers referred to in its Disclosure Letter.

      (f) FINANCIAL STATEMENTS. Each of the Company and ACI has delivered to the other a copy of its consolidated balance sheets at December 31, 1996 and 1995 and its consolidated statements of income, of stockholders' equity and of cash flows for each of the three years in the period ended December 31, 1996, together with the related notes thereto and the audit report thereon of Arthur Andersen LLP (in the case of the Company) and of Ernst & Young LLP (in the case of ACI). Each of such consolidated balance sheets (including the related notes) fairly presents the consolidated financial position of the delivering party and its Subsidiaries as of its date and each of such consolidated statements of income, of stockholders' equity and of cash flows (including the related notes), fairly presents the results of operations, stockholders' equity and cash flows of the delivering party and its Subsidiaries for the periods covered thereby, in each case in accordance with United States generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Each of the Company and ACI will deliver to the other a copy of each of its consolidated balance sheets prepared as of any date subsequent to December 31, 1996 and its consolidated statements of income, of stockholders' equity and of cash flows for any period then ended, together with the related notes thereto, if any. Such consolidated balance sheets will fairly present the consolidated financial portion of the delivering party and its Subsidiaries as of their respective dates and such consolidated statements of income, of stockholders' equity and of cash flows will fairly present the results of operations, stockholders' equity and cash flows of the delivering party and its Subsidiaries for the respective periods covered thereby (subject, in the case of consolidated financial statements for interim periods to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with United States generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

      (g) ABSENCE OF UNDISCLOSED LIABILITIES. It and its Subsidiaries do not have any liabilities, whether accrued or contingent and whether or not required to be reflected in financial statements in accordance with United States generally accepted accounting principles, that are material to the financial condition of it and its Subsidiaries taken as a whole, other than (i) liabilities (or reserves therefor) reflected in its consolidated balance sheet as of December 31, 1996 and (ii) normal or recurring liabilities incurred since December 31, 1996 in the ordinary course of business consistent with past practices.

      (h) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, except as contemplated by this Agreement, it and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than in, the ordinary and usual course of such businesses and there has not been (i) any change in it or any development or combination of developments which constitutes a Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock except for, in the case of ACI, regular cash dividends per share of ACI Common Stock of not more than $0.115 per quarter and regular cash dividends on shares of ACI Class B Preferred Stock and ACI Class C Preferred Stock and, in the case of the Company, cash dividends on AMC Common Stock in an aggregate amount not exceeding 108.33% of the aggregate cash dividends paid on ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock for the same period; or (iii) any change by it in accounting principles, practices or methods that is not required by United States generally accepted accounting principles or by Regulation S-X under the Exchange Act. Since December 31, 1996, except as provided for herein and other than in the ordinary course consistent with past practice, there has not been (A) any increase in the compensation payable or which could become payable by it or its Subsidiaries to their officers or key employees, or (B) any amendment of any of its or any of its

Subsidiary's Benefit Plans which, when taken together with all other such amendments, would result in an aggregate increase in annual funding liability of more than $250,000.

      (i) LITIGATION. There are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to its knowledge, threatened, against it or any of its Subsidiaries that have resulted or are reasonably likely to result in any claims against, or obligations or liabilities of, it or any of its Subsidiaries, that constitute a Material Adverse Effect.

      (j) TAXES. All federal, state, local and foreign tax returns required to be filed by or on behalf of it or any of its Subsidiaries have been timely filed or requests for extension have been timely filed and any such extension shall have been granted and not have expired other than those returns with respect to which the failure to timely file or the failure to request an extension of the time for filing would not have a Material Adverse Effect, and all such filed returns are complete and accurate in all material respects. Except as currently being contested in good faith or with respect to which adequate reserves have been made in its financial statements, all taxes required to be shown on returns or to be paid with respect to returns for which extensions have been filed by it have been paid in full or have been recorded on its consolidated balance sheet and consolidated statement of earnings or income in accordance with United States generally accepted accounting principles. There is no outstanding audit examination, deficiency, or refund litigation with respect to any taxes of it or any of its Subsidiaries that might reasonably be expected to result in a determination that would constitute a Material Adverse Effect, except for any such examination, deficiency or litigation as to which adequate reserves are reflected in its financial statements. All taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation relating to it or any of its Subsidiaries have been paid in full or have been recorded on its balance sheet and consolidated statement of earnings or income (in accordance with United States generally accepted accounting principles). Neither it nor any of its Subsidiaries has executed an extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect, the failure to pay which would constitute a Material Adverse Effect.

      (k) EMPLOYEE BENEFITS. (i) True and correct copies of all documents evidencing its Benefit Plans, including any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), have been delivered to the Company (in the case of ACI) and ACI (in the case of the Company).

            (ii) Except for such  incidents of actual or possible  noncompliance which would not constitute a Material Adverse Effect, (A) all of its Benefit Plans, to the extent subject to ERISA, are in substantial compliance with ERISA,
(B) each Benefit Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("PENSION PLAN") and which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter covering the Tax Reform Act of 1986 from the Internal Revenue Service or application for such a favorable determination has been made within the applicable remedial amendment period provided by the Code, and it is not aware of any circumstances likely to result in either revocation of any such favorable determination letter or denial of such request, (C) each Benefit Plan which is a group health plan within the meaning of Section 4980B(g)(2) of the Code is in substantial compliance with the requirements of Section 4980B of the Code, and (D) there is no pending or, to its knowledge, threatened litigation, investigation or audit relating to the Benefit Plans other than claims for benefits made in the ordinary course. Neither it nor any Subsidiary has engaged in a transaction with respect to any Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject it or any of its Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would constitute a Material Adverse Effect. Neither it nor any of its Subsidiaries has completely or partially withdrawn from a "multiemployer plan" within the meaning of Section 3(37) of ERISA or has suffered a 70% decline in "contribution base units" within the meaning of Section 4205(b)(1)(A) of ERISA in any plan year beginning after 1979.

            (iii) No material liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by it or any Subsidiary with respect to any ongoing, frozen or terminated Benefit Plan currently or formerly maintained by any of them, or any Benefit Plan of any entity which is considered one employer with it or any of its Subsidiaries under Section 4001 of ERISA or
Section 414 of the Code (an "ERISA AFFILIATE"). No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof.

            (iv) All material contributions required to be made by it or any of its Subsidiaries under the terms of any Benefit Plan have been timely made or have been accrued pending full and timely payment. No Benefit Plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. None of it, its Subsidiaries or its ERISA Affiliates has provided, or is required to provide, security to any Benefit Plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

            (v) For all Pension Plans that are "defined benefit plans" within the meaning of Section 3(35) of ERISA, there has been no material adverse change in the financial condition of any such Pension Plan since the last day of the most recent plan year.

            (vi) Except as set forth in the documents evidencing its Benefit Plans, neither it nor its Subsidiaries have any obligations for retiree health and life benefits.

            (vii) The Board of Directors of ACI has taken action to terminate the Ashland Coal, Inc. Salary Continuation Plan.

      (l) ENVIRONMENTAL MATTERS. (i) SURFACE MINING PERMITS. It and each of its Subsidiaries is in compliance with all of the current permits ("SURFACE MINING PERMITS") held by it or any such Subsidiary issued pursuant to the Surface Mining Control and Reclamation Act of 1977, as amended, or pursuant to an equivalent state regulatory program granted primacy under the provisions of 30 U.S.C. ss. 1253 (collectively, "SURFACE MINING LAWS"), including the mining plans as respects reclamation, coal processing and related activities as submitted to the Office of Surface Mining or any state equivalent agency having jurisdiction over a state program granted primacy under the provisions of 30 U.S.C. ss. 1253 ("SURFACE MINING ENFORCEMENT AGENCY") to obtain the Surface Mining Permits, the failure to be in compliance with which would constitute a Material Adverse Effect. Neither it nor any of its Subsidiaries has been subjected to or is as of the date hereof subject to any bond forfeiture, permit suspension or revocation proceedings instituted by any Surface Mining Enforcement Agency and neither it nor any of its Subsidiaries is presently "permit-blocked" in any state or under the federal Applicant Violator System which would constitute a Material Adverse Effect.

            (ii) USE AND CONDITION OF REAL PROPERTY. Except for valid grandfathered nonconforming uses, the operations on, conditions of and use of all of the real property owned, leased, controlled or used by it and each of its Subsidiaries in its business conform to all, and give rise to no liability under, any federal, state and local laws, ordinances, requirements, regulations, licenses, permits, judicial or administrative orders, injunctions, judgements and decrees relating to zoning, land use, mining, health, safety or the environment including, without limitation, those pertaining to Hazardous Materials (as hereinafter defined), subsidence, water drainage, treatment or impoundment, reclamation and all other restrictions and covenants regarding the use of any real property owned, leased, controlled or used by it or any of its Subsidiaries in its business, the failure to conform or to comply with which would constitute a Material Adverse Effect. The term "HAZARDOUS MATERIALS" shall mean (A) "hazardous wastes" as defined in the Resource Conservation and Recovery Act ("RCRA"); (B) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA");

(C) gasoline, petroleum or other hydrocarbon product, by-products, derivatives, additives or fractions (including used or spent products); (D) "chemical substances" as defined in the Toxic Substance Control Act ("TSCA"); (E) asbestos; and (F) any radioactive materials or substances. The real property owned, leased, controlled or used by it and each of its Subsidiaries in its business is free of any waste or debris or Hazardous Materials, except as would not constitute in a Material Adverse Effect.

            (iii) RELEASES OF HAZARDOUS MATERIALS. There have been no releases (as "release" is defined under CERCLA or under any applicable state or local law or regulation) of Hazardous Materials (A) by it or any of its Subsidiaries, or
(B) by any other person or entity at, on, in, from, under, over or in any way affecting any real property owned, leased, controlled or used by it or any of its Subsidiaries in its business, an adjacent site or facility, or any other real property which may have been owned, leased, controlled or used in the past by it or any of its Subsidiaries, other than in each case such releases which would not constitute a Material Adverse Effect.

            (iv) PRODUCTION, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS. No real property owned, leased, controlled or used by it or any of its Subsidiaries in its business has been or is being used to produce, manufacture, process, generate, store, treat, dispose of, manage, ship or transport Hazardous Materials other than as would not constitute a Material Adverse Effect.

            (v) SAFETY MATTERS. It and each of its Subsidiaries have complied with the requirements of the Federal Mine Safety and Health Act of 1977, as amended, and all applicable similar or related statutes of any state and have complied with all applicable federal, state or local laws, ordinances, requirements, rules, regulations, licenses, permits, orders, injunctions, judgments, or decrees pertaining to mine safety and health, the failure to comply with which would constitute a Material Adverse Effect.

      (m) BROKERS AND FINDERS. Neither it nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby, except that, in the case of ACI, ACI has retained Salomon Brothers Inc as its financial advisor in connection with the transactions contemplated hereby, the arrangements with which have been disclosed in writing to the Company prior to the date hereof.

      (n) TAKEOVER STATUTE. The Board of Directors of ACI has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in Section 203) will not apply to the execution, delivery or performance of this Agreement or the Voting Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement or the Voting Agreement.

      (o) TAX MATTERS. Neither it nor any of its Subsidiaries or affiliates has taken or agreed to take any action that would prevent the Merger from being treated as either a reorganization within the meaning of Section 368(a) of the Code or a non-recognition exchange of stock under Section 351 of the Code.

      (p) LABOR MATTERS. It has previously furnished to the Company (in the case of ACI) and ACI (in the case of the Company) true and complete copies of all labor and collective bargaining agreements to which it or its Subsidiaries is a party and that are currently in effect, together with all amendments thereto (if any), other than the National Bituminous Coal Wage Agreement of 1993 and the related Memorandum of Understanding. There are no strikes or other work stoppages involving any employees of it or any of its Subsidiaries and there are no material labor disputes by any labor organization in progress or pending or, to its knowledge, threatened against it or any of its Subsidiaries that would constitute a Material Adverse Effect. To its knowledge, it and its Subsidiaries are in compliance with all applicable laws and regulations in respect of employment and employment practices, terms and conditions of employment, wages and hours, occupational safety, health or welfare conditions relating to premises occupied, and civil rights, non-compliance with which would constitute a Material Adverse Effect. There are no charges of unfair labor practices pending before any governmental authority involving or affecting it or any of its Subsidiaries that would constitute a Material Adverse Effect. It has not been notified that any customer or supplier (including any supplier of transportation services) of it or any Subsidiary is involved in or threatened with or affected by any strike or other labor disturbance or dispute, litigation or administrative proceeding or judgment, order, injunction, decree or award, the consequences of which would constitute a Material Adverse Effect.

      (q) PROPERTIES. (i) OWNED REAL PROPERTY. It and each of its Subsidiaries has good and marketable title to all real property owned or purported to be owned by it or its Subsidiaries which is used or projected to be used by it or its Subsidiaries or any other person in connection with its mining activities (hereinafter "FEE PROPERTY"). As used herein "good and marketable title" shall mean title which is free from encumbrances and any reasonable doubt as to its validity excepting only those imperfections of title and encumbrances, if any, which do not constitute a Material Adverse Effect.

            (ii) LEASED OR LICENSED REAL PROPERTY. It and each of its Subsidiaries has good and marketable leasehold title to all the real property leased or licensed by it in connection with its business (hereinafter "LEASED PROPERTY") and the Leased Property is not subject to any restrictions on transfer or use, except as created by the lease or license pursuant to which it or its Subsidiaries holds the Leased Property or as would not constitute a Material Adverse Effect. As used herein "good and marketable leasehold title" shall mean a valid and subsisting leasehold interest which is free from encumbrances and any reasonable doubt as to its validity excepting only those imperfections of title and encumbrances, if any, which do not constitute a Material Adverse Effect.

            (iii) FACILITIES AND IMPROVEMENTS. It and each of its Subsidiaries has good and marketable title (as defined in Section 3.1(q)(i)) to loadouts, tipples, docks and other facilities material to its operations ("FACILITIES") owned or purported to be owned by it or its Subsidiaries, and good and marketable leasehold title (as defined in Section 3.1(q)(ii)) to the Facilities which are leased by it or its Subsidiaries. All of the Facilities, and the use presently being made of the Fee Property and the Leased Property, comply with all applicable zoning and building code ordinances and all applicable fire, environmental, occupational safety and health standards and similar requirements established by law or regulation, except as would not constitute a Material Adverse Effect.

            (iv) RESERVE INFORMATION. The coal reserve information furnished by it to the Company (in the case of ACI) and ACI (in the case of the Company), has been prepared in accordance with prudent and accepted engineering practices and it is not aware of any inaccuracies in such information as would constitute a Material Adverse Effect.

            (v) EQUIPMENT AND OTHER PERSONALTY. It and each of its Subsidiaries has good and marketable title (as defined in Section 3.1(q)(i) to the equipment, machinery, vehicles, rolling stock and other tangible personal property used by it or its Subsidiaries in its business and material to its operations (the "PERSONALTY") which is owned by it and good and marketable leasehold title (as defined in Section 3.1(q)(ii)) to the Personalty used in its business which is leased.

      (r) INTELLECTUAL PROPERTY. It and its Subsidiaries either own, or to its knowledge, have valid, binding and enforceable rights to use all patents, trademarks, trade names, service marks, service names, copyrights, other proprietary intellectual property rights, applications therefor and licenses or other rights in respect thereof ("INTELLECTUAL PROPERTY") used or held for use or necessary in connection with the business of it or its Subsidiaries, without any conflict with the rights of others, except for such conflicts that would not constitute a Material Adverse Effect. Neither it nor any of its Subsidiaries has, as of the date hereof, received any notice from any other person pertaining to or challenging the right of it or its Subsidiaries to use any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used by or licensed to it or any of its Subsidiaries, except with respect to rights the loss of which, individually or in the aggregate, would not constitute a Material Adverse Effect. To its knowledge, none of its or its Subsidiaries' personnel is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with it or its Subsidiaries or any other party the result of which would constitute a Material Adverse Effect.

      (s) INSURANCE. It and each of its Subsidiaries has in effect valid and effective policies of insurance, issued by companies believed by it to be sound and reputable, insuring it or such Subsidiary (as the case may be) for losses customarily insured against by others engaged in similar lines of business.

      (t)   EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS.

            (i) Its Disclosure Letter sets forth a true and complete list of all agreements between it or any of its Subsidiaries and any of its (or any of such Subsidiary's) officers, directors or employees providing for the terms of his or her employment with it or any of its Subsidiaries and the terms of his or her severance or other payments upon termination of such employment (the "EMPLOYMENT AGREEMENTS"). It has previously furnished to the Company (in the case of ACI) and ACI (in the case of the Company) true and complete copies of all Employment Agreements, together with all amendments thereto (if any).

            (ii) Except as provided for in this Agreement, neither it nor any of its Subsidiaries is a party to any oral or written (i) agreement with any director, officer or employee of it or any of its Subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving it of the nature contemplated by this Agreement or (B) providing for compensation payments that would not be deductible by it for federal income tax purposes, or (ii) agreement or Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

      (u) CERTAIN TRANSACTIONS. None of the officers or directors of it or of any of its Subsidiaries and, to its knowledge, none of its employees or the employees of any of its Subsidiaries, is a party to any material transaction with it or any of its Subsidiaries (other than for services as an employee, officer or director), including, without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services to or by, (ii) providing for rental of real or personal property to or from, or (iii) otherwise requiring payments to or from, any such officer, director, affiliate or employee, any member of the family of any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director or employee has a substantial interest (excluding the ownership of not more than two percent (2%) of the capital stock of a publicly traded corporation) or which is an affiliate of such officer, director or employee.

      (v) INFORMATION IN DISCLOSURE DOCUMENTS AND REGISTRATION STATEMENT. None of the information supplied or to be supplied by it for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC in connection with the issuance of shares of Company Common Stock in the Merger (the "S-4") will, at the time of the filing of the S-4 and any amendments thereto and at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (ii) the proxy statement/prospectus relating to the meeting of ACI's stockholders to be held in connection with the Merger and the offering of shares of Company Common Stock to the holders of shares of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock (the "PROXY STATEMENT") will, at the date mailed to the stockholders and at the times of the meeting of ACI stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

      (w) OPINION OF FINANCIAL ADVISOR. ACI has received the opinion of its financial advisor referred to in Section 3.1(m), dated the date hereof, to the effect that, as of such date, each of (i) the consideration to be received by holders of ACI Common Stock in the Merger and (ii) the consideration to be received by holders of ACI Preferred Stock in the Merger is fair, from a financial point of view, to the holders of ACI Common Stock other than Ashland Inc., a copy of which opinion has been delivered to the Company.

      (x) RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgment, injunction, order or decree binding upon it or any of its Subsidiaries that has or could reasonably be expected to have the effect of prohibiting or impairing any material business practice of the Company, ACI and their respective Subsidiaries (in each case, taken as a whole), the acquisition of any material property by the Company, ACI and their respective Subsidiaries (in each case, taken as a whole) or the conduct of the business by the

Company, ACI and their respective Subsidiaries (in each case, taken as a whole) as such business is currently conducted by the Company and ACI and their respective Subsidiaries.

      (y) MATERIAL AGREEMENTS. All contracts, agreements, commitments or other understandings of arrangements to which it or any of its Subsidiaries is a party or by which it or any of its property is bound or affected, including, but not limited to, contracts for the future purchase of mining supplies, equipment, or any other materials or goods (except for contracts for purchases of materials or goods to meet immediate operating needs), contracts for sales, agency or brokerage services, contracts for future sale of coal or coal products to any customer or person, contract mining agreements or other contracts providing for the operation of facilities or properties, contracts for the washing, tippling or other processing of coal by or for third parties, or contracts for the trucking, transportation or transloading of coal, fire, theft, casualty, liability, Workers' Compensation, black lung and other insurance policies insuring it or any of its Subsidiaries, loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, equipment obligations, guaranties, leases or lease purchase agreements to which it or any of its Subsidiaries is a party or by which it is bound, the loss of rights of it or its Subsidiaries under any of which would result in a Material Adverse Effect are valid, binding and enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to applicable limitations on the availability of equitable remedies, including considerations of public policy, are in full force and effect, and there exists no default which, after notice or lapse of time, or both, would result in a right to accelerate or loss of rights of it or its Subsidiaries thereunder.

      (z) CERTAIN COMPANY APPROVALS. The Company and its stockholders have taken all corporate action necessary such that the Company's Amended and Restated Charter and Bylaws will be in effect immediately prior to the Effective Time. The Company, by requisite action of its Board of Directors, and the stockholders of the Company, by requisite vote, have approved and adopted the Arch Coal, Inc. 1997 Stock Incentive Plan in the form attached hereto as Annex E, and the Company has taken all corporate action necessary to reserve for issuance a sufficient number of shares of Company Common Stock for issuance upon exercise of stock options and other rights subject to grant under such Plan. The Company has taken all corporate action necessary such that, at the Effective Time, the Board of Directors of the Company will be comprised only of those persons identified or referred to as directors of the Company in Annex C attached hereto.

                                   ARTICLE IV

                                    COVENANTS

      Section 4.1 STOCKHOLDER APPROVAL. As promptly as practicable following the execution and delivery of this Agreement, unless this Agreement shall have been previously terminated in accordance with Article VI, ACI shall submit this Agreement and the Merger to its stockholders for approval and adoption at a meeting of its stockholders called for such purpose (the "ACI STOCKHOLDERS MEETING").

      Section 4.2 CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Article VI or the Effective Time, each of the Company and ACI agrees as to itself and its Subsidiaries (except to the extent that the other shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to the end that its goodwill and ongoing business be substantially unimpaired at the Effective Time. Except as expressly contemplated by this Agreement, and not in limitation of the foregoing, during the aforesaid period each of the Company and ACI shall (and shall cause its Subsidiaries to), except as approved in writing by the other:

      (a) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary or desirable in the normal conduct of its business;

      (b) not acquire any stock or other interest in, nor (except in the ordinary course of business) purchase any assets of, any corporation, partnership, association or other business organization or entity or any division thereof (except any stock or assets distributed to it or any of its Subsidiaries as part of any bankruptcy or other creditor settlement or pursuant to a plan of reorganization), nor agree to do any of the foregoing;

      (c) not sell, lease, assign, transfer or otherwise dispose of any of its assets (including, without limitation, patents, trade secrets or licenses), nor create any mortgage, security interest or other lien on any of its assets, except as permitted by this Agreement or in the ordinary course of business and except that it and each of its Subsidiaries may sell or otherwise dispose of any assets which are held for disposition as of the date hereof or are obsolete;

      (d) not incur any indebtedness for borrowed money or any obligation under any guarantee or "make whole" or capital support agreement or arrangement, other than as a result of borrowings or drawdowns, the issuance of letters of credit for its account and the incurrence of interest, letter of credit reimbursement obligations and other obligations incurred in the ordinary course of business consistent with past practice;

      (e) not (i) alter, amend or repeal any provision of its Certificate of Incorporation or Bylaws, (ii) change the number of its directors (other than as a result of the death, retirement or resignation of a director), (iii) except in the ordinary course of its business, form or acquire any Subsidiaries not existing as of the date of this Agreement, (iv) except in the ordinary course of its business or as required to obtain any consent, enter into, modify or terminate any material contracts or agreement to which it is a party or agree to do so, (v) modify any Employment Agreement, or (vi) declare, pay, commit to or incur any obligation of any kind for the payment of any bonus, additional salary or compensation or retirement, termination, welfare or severance benefits payable or to become payable to any of its employees or such other persons, except in any such case for obligations incurred in the ordinary course of business and consistent with past practice and such matters as are required pursuant to the terms of any existing Employment Agreement or Benefit Plan;

      (f) maintain its books, accounts and records in the usual, ordinary and regular manner and in material compliance with all applicable laws and with its methods and policies of accounting in effect on the date hereof;

      (g) pay and discharge all material federal, state, local and foreign taxes imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, except to the extent that it is currently contesting, in good faith and by proper proceedings, the payment of such taxes and it maintains appropriate reserves with respect thereto;

      (h) use all reasonable efforts to meet its obligations under all material contracts, agreements and instruments to which it is a party;

      (i) use all reasonable efforts to maintain its business and assets in good repair, order and condition, reasonable wear and tear excepted, and to maintain insurance upon such business and assets at least comparable in amount and kind to that in effect on the date hereof;

      (j) use all reasonable efforts to maintain its present relationships and goodwill with suppliers, brokers, manufacturers, representatives, distributors, customers and others having business relations with it (PROVIDED that it may pursue overdue accounts and otherwise exercise lawful remedies in its customary fashion);

      (k) carry on and operate its business in, and only in, the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to cause its representations and warranties set forth in this Agreement and in any Ancillary Document to be true and correct, in all respects, on and as of the Effective Time, subject only to changes in the ordinary course of business;

      (l) not declare, set aside, make or pay any dividends or other distributions with respect to its capital stock except (in the case of ACI) for regular cash dividends not to exceed $0.115 per share of ACI Common Stock per quarter and regular cash dividends on shares of ACI Class B Preferred Stock and shares of ACI Class C Common Stock and except (in the case of the Company) for cash dividends on Company Common Stock in an aggregate amount not to exceed 108.33% of the aggregate cash dividends paid on ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock after December 31, 1996; or purchase or redeem any shares of its capital stock or agree to take any such action;

      (m) not authorize or make any capital expenditure otherwise than in the ordinary course of business;

      (n) not increase the number of shares authorized or issued and outstanding of its capital stock, nor grant or make any pledge, option, warrant, call, commitment, right or agreement of any character relating to its capital stock, nor issue or sell any shares of its capital stock or securities convertible into such capital stock, or any bonds, promissory notes, debentures or other corporate securities or become obligated so to sell or issue any such securities or obligations, except, in any case, for the issuance of shares of ACI Common Stock upon conversion of shares of ACI Class B Preferred Stock or ACI Class C Preferred Stock and upon exercise of options outstanding under the ACI Stock Plans.

      Section 4.3 ACCESS TO INFORMATION. Upon reasonable notice, each of the Company and ACI shall (and shall cause its Subsidiaries to) (i) afford to the officers, employees, accountants, counsel and other representatives of the other, access, during normal business hours during the period prior to the earlier of the termination of this Agreement and the Effective Time, to all its properties, books, contracts, commitments, records, officers, employees, accountants, correspondence and affairs, and (ii) cause its and their officers and employees to furnish to the other and its authorized representatives any and all financial, technical and operating data and other information pertaining to its businesses and those of its Subsidiaries as the other shall from time to time reasonably request. Each party will hold any such information subject to the Confidentiality Agreement, dated July 29, 1996, between the Company and ACI (the "CONFIDENTIALITY AGREEMENT") in accordance with and subject to the restrictions contained in the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 4.3 shall affect or be deemed to modify any representation or warranty contained in this

Agreement or the conditions to the obligations of the parties to consummate the Merger.

      Section 4.4 LEGAL CONDITIONS TO THE MERGER. Each of the parties hereto will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger and will promptly cooperate with and furnish information to the other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each of the parties hereto will, and will cause its Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public third party, required to be obtained or made by any of the parties hereto or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

      Section 4.5 PUBLIC ANNOUNCEMENTS. Neither the Company nor ACI shall make any press release or other written public statement or publicly deliver any formally prepared oral statement concerning the matters covered by this Agreement without the approval of the other, except as required by law or applicable regulation, and each shall in all events use its best efforts to permit such other parties an opportunity to review and comment upon any such release or statement prior to dissemination.

      Section 4.6 TAX-FREE REORGANIZATION. The parties hereto shall each use its best efforts to cause the Merger to be treated either as a reorganization within the meaning of Section 368(a) of the Code or as a non-recognition exchange of stock pursuant to Section 351 of the Code.

      Section 4.7 AFFILIATE AGREEMENTS. Within two weeks following the date of this Agreement, ACI will provide the Company with a list of those persons who are, in its reasonable judgment after review by its independent counsel, "affiliates" of ACI within the meaning of Rule 145 promulgated under the
Securities Act ("RULE 145") (each such person who is an "affiliate" within the meaning of Rule 145 is referred to herein as a "RULE 145 AFFILIATE"). ACI shall provide the Company with such information and documents as the Company shall reasonably request for purposes of reviewing such list and shall notify the Company in writing regarding any change in the identity of its Rule 145 Affiliates prior to the Closing Date. ACI shall use all reasonable efforts to deliver or cause to be delivered to the Company prior to the Effective Time from each of its Rule 145 Affiliates, an executed Affiliate Agreement, in substantially the form attached hereto as Annex D (each an "AFFILIATE AGREEMENT"). The Company shall be entitled to place appropriate legends on the certificates evidencing any Company Common Stock to be received by such Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Company Common Stock, consistent with the terms of the Affiliate Agreements.

      Section 4.8 REPRESENTATIONS, COVENANTS AND CONDITIONS; FURTHER ASSURANCES.

      (a) The parties hereto will each use all reasonable efforts (i) to take, and to cause their respective Subsidiaries to take, all actions necessary to render accurate as of the Effective Time their respective representations and warranties contained herein, (ii) to refrain, and to cause their respective Subsidiaries to refrain, from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time and (iii) to perform or cause to be satisfied, and to cause their respective Subsidiaries to perform or cause to be satisfied, each covenant or condition to be performed or satisfied by them.

      (b) In addition to the provisions of Section 4.4 hereof and in furtherance thereof, upon the terms and subject to the conditions hereof, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

      Section 4.9 CERTAIN BENEFIT MATTERS. (a) Prior to the Effective Time, ACI and the Company shall take such actions as may be necessary such that at the Effective Time there shall be substituted for each option (an "ACI OPTION") to purchase a share of ACI Common Stock outstanding pursuant to the ACI Stock Plans, whether or not then exercisable, a fully vested option ("SUBSTITUTE OPTION") issued pursuant to the Arch Coal, Inc. 1997 Stock Incentive Plan (the "COMPANY INCENTIVE PLAN") to purchase on the same terms and conditions (including per share exercise price) a number of shares of Company Common Stock equal to the number of shares of ACI Common Stock subject to such ACI Option; provided that Substitute Options held by employees who accept benefits under the 1997 Enhanced Early Retirement Plan referred to in Section 4.9(e), who receive benefits under the 1997 Enhanced Severance Plan referred to in Section 4.9(f) or who otherwise retire as provided in the ACI Stock Plans shall be exercisable throughout the full term thereof and shall not expire or otherwise become subject to termination or forfeiture. At or prior to the Effective Time, ACI shall make all necessary arrangements with respect to the applicable ACI Stock Plans to permit the substitution of Substitute Options for the unexercised ACI Options by the Company pursuant to this Section 4.9.

      (b) Effective at the Effective Time, the Company shall issue a Substitute Option under the Company Incentive Plan in substitution for each ACI Option in accordance with this Section 4.9. At or prior to the Effective Time, the Company shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Company Common Stock for delivery upon exercise of the Substitute Options. As of the Effective Time, the Company shall have filed a registration statement on Form S-3 or Form S-8, as the case may be (or any successor or other appropriate forms), or another appropriate form with respect to the shares of Company Common Stock subject to such Substitute Options, and shall use all reasonable efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such Substitute Options remain outstanding.

      (c) Prior to the Effective Time, the Company and ACI shall take such actions as may be necessary such that at the Effective Time the Company shall assume liability for and shall pay when due all benefits accrued under ACI's Deferred Compensation Plan for Directors Fees (the "DIRECTORS DC PLAN") and each phantom stock unit under the Directors DC Plan shall be converted into a phantom stock unit relating to Company Common Stock pursuant to the Arch Coal, Inc. Deferred Compensation Plan for Directors Fees, which Plan shall by its terms provide that each director participating therein shall have a fully nonforfeitable right to such director's entire account balance, if any, thereunder.

      (d) Prior to the Effective Time, the Company and ACI shall take such actions as may be necessary such that at the Effective Time each share of ACI Common Stock converted into Company Common Stock pursuant to Section 2.1 that at the time of its conversion is held in safekeeping in the DRP will be transferred at the Effective Time to safekeeping in the Arch Coal, Inc. Dividend Reinvestment and Stock Purchase Plan (the "COMPANY DRP"). As of the Effective Time, the Company shall have filed a registration statement on Form S-3 (or any successor or other appropriate forms) with respect to the Company DRP, and shall use all reasonable efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) so long as the Company DRP shall remain in effect.

      (e) After the Effective Time, the Company shall cause enhanced early retirement benefits to be offered to (i) the salaried employees at ACI's Huntington office and (ii) as the Company shall deem appropriate, the salaried employees of certain ACI Subsidiaries, in any case under the 1997 Enhanced Early Retirement Plan adopted by the Company's Board of Directors by resolution dated April 1, 1997.

      (f) Any salaried employee of ACI or its Subsidiaries who is involuntary terminated without cause during the one-year period following the Effective Time, shall receive severance benefits from the Company pursuant to the 1997 Enhanced Severance Plan adopted by the Company's Board of Directors by resolution dated April 1, 1997. This amount shall not apply to any ACI employees covered under the agreements contemplated by Section 4.9(g) of this Agreement or to employees who elect to participate in the 1997 Enhanced Early Retirement Plan contemplated by Section 4.9(e) of this Agreement.

      (g) As soon as practicable following the execution of this Agreement, ACI shall offer, and use all reasonable efforts to enter into, At-Will Employee Retention/Severance Agreements, substantially in the form of agreement approved by the Board of Directors of the Company by resolution dated April 1, 1997, with those current ACI employees as set forth in such resolution. At the Effective Time, the Company shall assume the obligations of ACI under such At-Will Employee Retention/Severance Agreements.

      Section 4.10 INDEMNIFICATION; INSURANCE. (a) ACI shall, and from and after the Effective Time the Company shall, indemnify, defend and hold harmless each person who is now, or has been at any time through the date of this Agreement or who becomes prior to the Effective Time, an officer, director or employee of ACI or any of its Subsidiaries (the "ACI INDEMNIFIED PARTIES") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of ACI or any of its Subsidiaries or is or was a plan fiduciary serving at the request of ACI or any of its Subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after the Effective Time ("ACI INDEMNIFIED LIABILITIES") and (ii) all ACI Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby to the full extent a corporation is permitted under the DGCL to indemnify its own directors, officers and employees (and the Company will pay expenses in advance of the final disposition of any such action or proceeding to each ACI Indemnified Party to the full extent permitted by law upon receipt of any undertaking contemplated by
Section 145(e) of the DGCL). Without limiting the foregoing, in the event that any such claim, action, suit, proceeding or investigation is brought against any ACI Indemnified Party (whether arising before or after the Effective Time), (i) the ACI Indemnified Parties may retain counsel satisfactory to them and ACI (or them and the Company after the Effective Time), (ii) ACI (or after the Effective Time, the Company) shall pay all reasonable fees and expenses of such counsel for the ACI Indemnified Parties promptly as statements therefor are received, and (iii) ACI (or after the Effective Time, the Company) will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that neither ACI nor the Company shall be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any ACI Indemnified Party wishing to claim indemnification under this Section 4.10(a), upon learning of any such claim, action, suit, proceeding or investigation, shall notify ACI or, after the Effective Time, the Company (but the failure so to notify shall not relieve ACI or the Company from any liability which it may have under this Section 4.10(a) except to the extent such failure prejudices such party), and shall deliver to ACI (or after the Effective Time, the Company) the undertaking contemplated by
Section 145(e) of the DGCL. The ACI Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more ACI Indemnified Parties.

      (b) For a period of at least five years after the Effective Time, the Company shall cause to be maintained in effect policies of directors' and officers' liability insurance of the type maintained by ACI as of the date hereof in an aggregate coverage amount not less than $20,000,000 and including coverage with respect to claims arising from facts or events which occurred before the Effective Time to the extent available; provided, that in no event shall the Company be required to expend, in order to maintain or procure insurance coverage pursuant to this Section 4.10(b), any amount per annum in excess of 200% of the annual amount expended by ACI as of the date hereof.

      (c) The provisions of this Section 4.10 are intended to be for the benefit of, and shall be enforceable by, each ACI Indemnified Party and his or her heirs and representatives.

      Section 4.11 NOTIFICATION OF CERTAIN MATTERS. Each of the Company and ACI shall give prompt notice to the other, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be reasonably likely to cause any representation or warranty of it contained in this Agreement to be untrue or inaccurate and (ii) any failure of it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice and FURTHER PROVIDED that failure to give such notice shall not be treated as a breach of covenant for the purposes of Section 6.1(e)(ii) unless the failure to give such notice results in material prejudice to the other party.

      Section 4.12 NYSE LISTING. The Company shall use its best efforts to cause the outstanding shares of Company Common Stock, shares of Company Common Stock issued in the Merger, shares of

Company Common Stock issuable upon the exercise of stock options or other rights under the Company Incentive Plan or pursuant to the Company DRP to be approved for listing on the New York Stock Exchange (subject, in the case of then unissued shares to official notice of issuance) not later than the Effective Time.


                                    ARTICLE V

                              CONDITIONS TO MERGER

      Section 5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

      (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved and adopted by the requisite affirmative vote of holders of ACI Common Stock, ACI Class B Preferred Stock and ACI Class C Preferred Stock entitled to vote thereon.

      (b) GOVERNMENTAL AND REGULATORY CONSENTS. Any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and, other than the filings provided for in Section 1.1, all filings required to be made prior to the Effective Time by the Company, ACI or any of their respective Subsidiaries with, and all consents, approvals and authorizations required to be obtained prior to the Effective Time by the Company, ACI or any of their respective Subsidiaries from, any Governmental Entity in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been made or obtained, except failures in the foregoing that do not have a Material Adverse Effect as applied to the Company and its Subsidiaries taken as a whole from and after the Effective Time (a "COMPANY MATERIAL ADVERSE EFFECT").

      (c) S-4. The S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

      (d) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting in any material respect the conduct or operation of the businesses of the Company or ACI after the Merger shall have been issued, nor shall there be any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal.

      (e) BLUE SKY LAWS. The Company shall have received all state securities or "Blue Sky" permits and other authorizations, if any, necessary to issue shares of Company Common Stock pursuant to the Merger.

      (f) CONSENTS. Each of the Company and ACI shall have obtained all consents required to consummate the transactions contemplated by this Agreement, including the Merger, and all other consents in connection with the Merger and the other transactions contemplated hereby, the failure to obtain which would constitute a Company Material Adverse Effect.

      Section 5.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF ACI. The obligation of ACI to effect the Merger is subject to the satisfaction of each of the following additional conditions, any of which may be waived in writing exclusively by ACI:

      (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties are made as of an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date) as of the Closing Date as though made on and as of the Closing Date, in each case except for changes contemplated by this Agreement, and ACI shall have received a certificate signed on behalf of the Company by a duly authorized executive officer of the Company to such effect.

      (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and ACI shall have received a certificate signed on behalf of the Company by a duly authorized executive officer of the Company to such effect.

      (c) TAX OPINION. ACI shall have received a written opinion from Kirkpatrick & Lockhart LLP, counsel to ACI, to the effect that the Merger will be treated for federal income tax purposes either as a tax-free reorganization within the meaning of Section 368(a) of the Code or as a non-recognition exchange of stock under Section 351 of the Code. In rendering such opinion, counsel may rely upon representations and certificates of the Company, ACI and Merger Sub.

      (d) NYSE LISTING. The shares of Company Common Stock to be issued in the Merger, to be issued upon the exercise of Substitute Options and to be issued pursuant to the Company DRP shall have been approved for listing on the New York Stock Exchange upon official notice of issuance.

      (e) COMPANY AMENDED AND RESTATED CHARTER AND BYLAWS. The Company Amended and Restated Charter and Bylaws shall be in full force and effect.

      (f) COMPANY BOARD OF DIRECTORS. The Board of Directors of the Company shall be comprised only of those persons identified or referred to as directors of the Company in Annex C attached hereto.

      (g) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no changes, occurrences or circumstances involving the business, results of operations or financial condition or prospects of the Company and any of its Subsidiaries that constitute a Material Adverse Effect.

      Section 5.3 ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger is subject to the satisfaction of each of the following additional conditions, any of which may be waived, in writing, exclusively by the Company:

      (a) REPRESENTATIONS AND WARRANTIES OF ACI. The representations and warranties of ACI set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties are made as of an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date) as of the Closing Date as though made on and as of the Closing Date, in each case except for changes contemplated by this Agreement, and the Company shall have received a certificate signed on behalf of ACI by a duly authorized executive officer of ACI to such effect.

      (b) PERFORMANCE OF OBLIGATIONS OF ACI. ACI shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of ACI by a duly authorized executive officer of ACI to such effect.

      (c) TAX OPINION. The Company shall have received the opinion of Kelly, Hart & Hallman, P.C., counsel to the Company, to the effect that the Merger will be treated for federal income tax purposes either as a tax-free reorganization within the meaning of Section 368(a) of the Code or as a non-recognition exchange of stock under Section 351 of the Code. In rendering such opinion, counsel may rely upon representations and certificates of the Company, ACI and Merger Sub.

      (d) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no changes, occurrences or circumstances involving the business, results of operations or financial condition or prospects of ACI and any of its Subsidiaries that constitute a Material Adverse Effect.

                                   ARTICLE VI

                            TERMINATION AND AMENDMENT

      Section 6.1 TERMINATION. This Agreement may be terminated (i) by mutual consent of the Company and ACI or (ii) at any time prior to the Effective Time by written notice by the terminating party to the other parties under the circumstances set forth below:

      (a) by either the Company or ACI if the Merger shall not have been consummated by September 30, 1997 (provided that the right to terminate this Agreement under this Section 6.1(a) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been a cause of or has resulted in the failure of the Merger to occur on or before such date); or

      (b) by either the Company or ACI if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

      (c) by either the Company or ACI if, at the ACI Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of ACI in favor of this Agreement and the Merger shall not have been obtained; or

      (d) by the Company or ACI, if (i) the other has breached any representation or warranty contained in this Agreement, and such breach shall not have been cured prior to the Effective Time (except where such breach would not have a Material Adverse Effect on the party having made such representation or warranty and its Subsidiaries taken as a whole and would not constitute a Company Material Adverse Effect after giving effect to the transactions contemplated by this Agreement), or (ii) if there has been a material breach of a material covenant or agreement set forth in this Agreement on the part of the other, which shall not have been cured within two business days following receipt by the breaching party of written notice of such breach from the other party.

      Section 6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of any party hereto or its officers, directors, stockholders or affiliates arising from the execution and delivery of this Agreement or its termination.

      Section 6.3 FEES AND EXPENSES. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that the Company shall bear 52% and ACI shall bear 48% of all reasonable fees and expenses incurred in relation to the preparation and filings of Pre-Merger Notification and Report forms by stockholders of ACI under the HSR Act with respect to the Merger, and the printing and filing of the Proxy Statement (including any related preliminary materials) and the S-4 (including financial statements and exhibits) and any amendments or supplements thereto.

      Section 6.4 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of ACI but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

      Section 6.5 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto by the other parties hereto and (iii) waive compliance with any of the agreements or conditions contained herein for their benefit. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.


                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. Except for agreements set forth herein or therein to be performed, in whole or in part, after the Effective Time, no agreements set forth herein or therein shall survive the Effective Time.

      Section 7.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      (a)   if to the Company, to:

                  Arch Mineral Corporation
                  Suite 300
                  CityPlace One
                  St. Louis, Missouri  63141

                  Attention:  Chief Executive Officer

                  with a copy to:

                  Jeffry N. Quinn, Esquire
                  Arch Mineral Corporation
                  Suite 300
                  CityPlace One
                  St. Louis, Missouri  63141

                  and to:

                  F. Richard Bernasek, Esquire
                  Kelly, Hart & Hallman, P.C.
                  Suite 2500
                  201 Main Street
                  Fort Worth, Texas  76012


      (b)   if to ACI, to:

                  Ashland Coal, Inc.
                  2205 Fifth Street Road
                  Huntington, West Virginia  25701

                  Attention: Chief Executive Officer

                  with a copy to:

                  Roy F. Layman, Administrative Vice President-
                        Law and Human Resources and Secretary
                  Ashland Coal, Inc.
                  2205 Fifth Street Road
                  Huntington, West Virginia  25701

                  and to:

                  Ronald D. West
                  Kirkpatrick & Lockhart LLP
                  1500 Oliver Building
                  Pittsburgh, Pennsylvania 15222

      Section 7.3 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "INCLUDE," "INCLUDES" or "INCLUDING" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrases "THE DATE OF THIS AGREEMENT," "THE DATE HEREOF," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to April 4, 1997.

      Section 7.4 KNOWLEDGE. All references in this Agreement or any certificate to knowledge of the Company or ACI shall mean the knowledge of any executive officer or executive officers of such party referred to in the S-4 (but only the executive officer executing any such certificate, in the case of a certificate) and shall reflect reasonable inquiry by such executive officer or executive officers in connection specifically with respect to the statement made to such knowledge.

      Section 7.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      Section 7.6 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the documents and instruments referred to herein, including the Confidentiality Agreement, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and, except for the provisions of Sections 4.9 and 4.10, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      Section 7.7 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

      Section 7.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or otherwise transferred in whole or in part by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permissible assigns and transferees.

      Section 7.9 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      Section 7.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part or any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers, thereunto duly authorized, as of the date first set forth above.

                                          ARCH MINERAL CORPORATION


                                          By:   /S/ STEVEN F. LEER
                                                ---------------------
                                          Title:  President and Chief
                                                     Executive Officer


                                          AMC MERGER CORPORATION


                                          By:   /S/ JEFFRY N. QUINN
                                                ----------------------
                                          Title:  President



                                          ASHLAND COAL, INC.


                                          By:   /S/WILLIAM C. PAYNE
                                                ----------------------
                                          Title:    President

                                                                         ANNEX A

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 ARCH COAL, INC.



      FIRST: The name of the Corporation is Arch Coal, Inc. (hereinafter referred to as the "Corporation").

      SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of the State of Delaware.

      FOURTH:  The total  number of shares  of all  classes  of stock  which the
Corporation   shall  have   authority  to  issue  is  One  Hundred  Ten  Million
(110,000,000), which shall be divided into two classes as follows:

                  A. One Hundred Million (100,000,000) shares of Common Stock, the par value of which shares is One Cent ($.01) per share; and

                  B. Ten Million (10,000,000) shares of Preferred Stock, the par value of which shares is One Cent ($.01) per share. The Corporation's Board of Directors is hereby expressly authorized to provide by resolution or resolutions from time to time for the issuance of the Preferred Stock in one or more series, the shares of each of which series to have such voting rights and the terms and conditions for the exercise thereof, provided that the holders of shares of Preferred Stock (1) will not be entitled to more than the lesser of (x) one vote per $100 of liquidation value or (y) one vote per share, when voting as a class with the holders of shares of other capital stock, and (2) will not be entitled to vote on any matter separately as a class, except to the extent required by law or as specified with respect to each series with respect to (x) any amendment or alteration of the provisions of this Certificate of Incorporation that would adversely affect the powers, preferences, or special rights of the applicable series of Preferred Stock or (y) the failure of the Corporation to pay dividends on any series of Preferred Stock in full for any six quarterly dividend payment periods, whether or not consecutive, in which event the number of directors may be increased by two and the holders of outstanding shares of Preferred Stock then similarly entitled shall be entitled to elect the two additional directors until full accumulated dividends on all such shares of Preferred Stock shall have been paid; and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be permitted under the General Corporation Law of the State of Delaware and as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors pursuant to the authority expressly vested in the Board of Directors in the Bylaws.

      FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of such number of directors as is determined from time to time by resolution adopted by the affirmative vote of not less than two-thirds of the members of the entire Board of Directors; provided, however, that in no event shall the number of directors be less than three (3).

      SIXTH: Except as otherwise fixed pursuant to the provisions of Article FOURTH hereof relating to the voting rights of the holders of any class or series of Preferred Stock:

                  1. In the election of directors,  a holder of Common Stock who elects to cumulate votes shall be entitled to as many votes as equals the number of votes which (absent this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected by such holder in such election, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as such holder may see fit.

                  2. The affirmative vote of the holders of not less than two-thirds of the shares of Common Stock voting thereon, in the manner and to the extent permitted in the Bylaws, shall be required to:

                        (i)   Adopt  an   agreement   or  plan  of   merger   or
                  consolidation;

                        (ii)  Authorize  the sale,  lease or  exchange of all or
                  substantially   all  of  the   property   and  assets  of  the
                  Corporation;

                        (iii) Authorize the dissolution of the Corporation or the distribution of all or substantially all of the assets of the Corporation to its stockholders; or

                        (iv) Amend, alter, supplement, repeal or adopt any provision inconsistent with Article FOURTH, Article FIFTH, this Article SIXTH or Article EIGHTH.

                  3. On all other matters, the affirmative vote of a majority of the shares of Common Stock voting thereon will be required unless a greater vote is required by law.

                  4. Voting by the stockholders for the election of directors or on any other matter need not be by written ballot.

      SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation as therein provided.

      EIGHTH:     The Corporation hereby expressly elects not to be
governed by Section 203 of the General Corporation Law of the State of Delaware.

      NINTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which such director derived an improper personal benefit. No repeal of or amendment to this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such repeal or amendment. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended.

      TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner from time to time prescribed herein and by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

                                                                         ANNEX B












                           RESTATED AND AMENDED BYLAWS

                                       OF

                                 ARCH COAL, INC.





















                           ADOPTED: ___________, 1997

                           RESTATED AND AMENDED BYLAWS

                                       OF

                                 ARCH COAL, INC.

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I -             MEETINGS OF STOCKHOLDERS..............................
      SECTION 1.        Annual Meeting........................................
      SECTION 2.        Special Meeting.......................................
      SECTION 3.        Notice of Meetings....................................
      SECTION 4.        Quorum................................................
      SECTION 5.        Conduct of Business...................................
      SECTION 6.        Proxies and Voting....................................
      SECTION 7.        Waiver of Notice......................................
      SECTION 8.        Consent of Stockholders in Lieu
                                  of Meeting..................................
      SECTION 9.        Adjournments..........................................
      SECTION 10.       Record Date...........................................
      SECTION 11.       Inspectors of Election................................
      SECTION 12.       List of Stockholders Entitled to Vote.................
      SECTION 13.       Advisory Stockholder Votes............................

ARTICLE II -            BOARD OF DIRECTORS....................................
      SECTION 1.        Power of the Directors................................
      SECTION 2.        Number and Term of Office; Election...................
      SECTION 3.        Notice of Stockholder Business and
                                  Nominations.................................
      SECTION 4.        Election..............................................
      SECTION 5.        Vacancies.............................................
      SECTION 6.        Resignation...........................................
      SECTION 7.        Removal...............................................
      SECTION 8.        Regular Meetings......................................
      SECTION 9.        Special Meetings......................................
      SECTION 10.       Notice of Meeting.....................................
      SECTION 11.       Quorum................................................
      SECTION 12.       Manner of Acting......................................
      SECTION 13.       Participation in Meetings by Conference
                                  Telephone...................................
      SECTION 14.       Action by Consent.....................................
      SECTION 15.       Organization..........................................
      SECTION 16.       Executive Committee...................................
      SECTION 17.       Audit Committee.......................................
      SECTION 18.       Other Committees......................................
      SECTION 19.       Waiver of Notices.....................................
      SECTION 20.       Compensation of Directors.............................

ARTICLE III -           OFFICERS..............................................
      SECTION 1.        Election and Appointment; Term of Office..............

      SECTION 2.        Resignation; Removal; Vacancies.......................
      SECTION 3.        Duties and Functions..................................

ARTICLE IV -            NOTES, LOAN AGREEMENTS, CHECKS,
                                  BANK ACCOUNTS, ETC..........................
      SECTION 1.        Execution of Documents................................
      SECTION 2.        Deposits..............................................

ARTICLE V -             INDEMNIFICATION.......................................
      SECTION 1.        Indemnification of Directors and
                                  Officers....................................
      SECTION 2.        Right to Indemnification..............................
      SECTION 3.        Expenses..............................................
      SECTION 4.        Other Rights..........................................

ARTICLE VI -            SHARES AND THEIR TRANSFER.............................
      SECTION 1.        Certificates for Shares...............................
      SECTION 2.        Transfer..............................................
      SECTION 3.        Record................................................

ARTICLE VII -           THIRD PARTIES.........................................

ARTICLE VIII -          SEAL..................................................

ARTICLE IX -            FISCAL YEAR...........................................

ARTICLE X -             AMENDMENTS............................................

ARTICLE XI -            NOTICES...............................................

ARTICLE XII -           COMPUTATION OF TIME PERIODS...........................

                           RESTATED AND AMENDED BYLAWS

                                       OF

                                 ARCH COAL, INC.


                      ARTICLE I - MEETINGS OF STOCKHOLDERS

      SECTION 1.        ANNUAL MEETING.

      The annual meeting of the stockholders of the Corporation shall be held at such date, time and place as shall be designated by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.        SPECIAL MEETING.

      Special meetings of the stockholders may be called at any time by the President, the Chief Executive Officer, any two or more members of the Board of Directors or holders of 10% or more of the outstanding capital stock of the Corporation entitled generally to vote for the election of Directors to be held at such date, time and place within the United States as shall be designated in the notice thereof.

      SECTION 3.        NOTICE OF MEETINGS.

      Written notice of the place, date and time of each meeting of the stockholders shall be given in the manner provided in Article XI, not less than ten nor more than sixty days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the General Corporation Law of Delaware). The notice of any special meeting shall state the purpose or purposes for which the special meeting is called and shall indicate that such notice is being issued upon the request of the person or persons calling the meeting.

      Upon the written request of the person or persons calling any special meeting, notice of such meeting shall be given by the Secretary of the Corporation on behalf of such person or persons. Every request to the Secretary of the Corporation for the giving of notice of a special meeting of stockholders shall state the purpose or purposes of such meeting.

      If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

      SECTION 4.        QUORUM.

      Subject to the provisions required by law, the Restated Certificate of Incorporation, as amended from time to time (hereafter the "Certificate of Incorporation") and these Bylaws in respect of the vote required for a specified action, at any meeting of the stockholders, the holders of a majority of the outstanding shares of stock entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business.

      Notwithstanding the foregoing, if a quorum shall fail to attend any meeting, the presiding person of the meeting or the holders of a majority of the stock, present in person or by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 5.        CONDUCT OF BUSINESS.

      The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      SECTION 6.        PROXIES AND VOTING.

      Except as may be otherwise provided by law, the Certificate of Incorporation or these Bylaws, (i) each stockholder of record present in person or by proxy shall be entitled, at every stockholders' meeting, to one vote for each share of capital stock having voting power standing in the name of such stockholder on the books of the Corporation, and (ii) the affirmative vote of a majority of the shares voting thereon at a duly organized meeting and entitled to vote on the subject matter shall be the act of the stockholders.

      Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such person by proxy. Every proxy must be in writing and signed by the stockholder or such stockholder's attorney-in-fact. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable for the period stated therein if the proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

      SECTION 7.        WAIVER OF NOTICE.

      Notices of meetings need not be given to any stockholder who submits a written waiver of notice, signed in person or by proxy, whether before or after the meeting. The purpose or purposes of any meeting of stockholders shall be specified in any such waiver of notice. Attendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      SECTION 8.        CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.

      Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

      Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in this Section 8.

      SECTION 9.        ADJOURNMENTS.

      Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 10.       RECORD DATE.

      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty nor less than ten days before the date of any meeting of stockholders, nor more than sixty days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Article I, Section 8 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

      SECTION 11.       INSPECTORS OF ELECTION.

      The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

      SECTION 12.       LIST OF STOCKHOLDERS ENTITLED TO VOTE.

      The Secretary of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders or to examine the stock ledger, the list of stockholders or the books of the Corporation.

      SECTION 13.       ADVISORY STOCKHOLDER VOTES.

      In order for stockholders to adopt or approve any precatory proposal submitted to them for the purpose of requesting the Board of Directors to take certain actions, the affirmative vote of the holders of shares of capital stock having at least a majority of the vote which could be cast by the holders of all shares of capital stock entitled to vote thereupon, voting as a single class, must be voted in favor of the proposal.


                         ARTICLE II - BOARD OF DIRECTORS

      SECTION 1.        POWER OF THE DIRECTORS.

      The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all the powers of the Corporation and do all lawful acts and things which are not conferred upon or reserved to the stockholders by law or by the Certificate of Incorporation.

      SECTION 2.        NUMBER AND TERM OF OFFICE; ELECTION.

      Subject to the provisions of the Certificate of Incorporation and the restriction that the number of Directors shall not be less than the number required by the laws of the State of Delaware, the number of Directors shall be fixed, from time to time, by a resolution adopted by the affirmative vote of not less than two-thirds of the members of the entire Board of Directors.

      Each Director, including any Director elected to fill a vacancy as set forth in Section 5 of this Article II, shall hold office until the earlier of such Director's death, resignation, removal in the manner hereinafter provided, or the election and qualification of such Director's successor.

      SECTION 3.        NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

      A.    Annual Meetings of Stockholders.

            (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 3 of Article I of these Bylaws, (b) by or at the direction of the Chairman or the Board of Directors, (c) with respect to those persons to be elected by any class or classes of Preferred Stock of the Corporation, by any holder of such class or classes of Preferred Stock, or (d) other than with respect to those persons to be elected by any class or classes of Preferred Stock of the Corporation, by any stockholder of the Corporation who is entitled to vote at the meeting who complied with the procedures set forth in this Section 3 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of subparagraph (A)
(1) of this Section 3, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at its principal executive offices not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such Annual Meeting and not later than the close of business on the later of the seventieth day prior to such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner; and (d) a statement as to whether or not the stockholder will solicit proxies in support of such stockholder's nominee or proposal.

            (3) Notwithstanding  anything in the second sentence of subparagraph
(A) (2) of this Section 3 to the contrary, in the event that the number of Directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's Annual Meeting, a stockholder's notice required by this Section 3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at its principal executive offices not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

      B. Special Meetings of Stockholders. Only such business shall be conducted at a Special Meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 3 of
Article I of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a Special Meeting of stockholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 3 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such a Special Meeting of stockholders if the stockholder's notice as required by subparagraph (A) (2) of this Section 3 shall be delivered to the Secretary of the Corporation at its principal executive offices not earlier than the ninetieth day prior to such Special Meeting and not later than the close of business on the later of the seventieth day prior to such Special Meeting or the tenth day following the day on which public announcement is first made of the date of the Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

      C.    General.

            (1) Only persons who are nominated in accordance with the procedures set forth in this Section 3 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Section 3. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 3 and, if any proposed nomination or business is not in compliance with this
Section 3, to declare that such defective proposal or nomination shall be disregarded.

            (2) For purposes of this Section 3, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (3) Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3. Nothing in this Section 3 shall be deemed to affect any rights of stockholders to request inclusion of or the obligation of the Corporation to include proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      SECTION 4.        ELECTION.

      Except as otherwise provided in the Certificate of Incorporation, at each meeting of the stockholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors.

      SECTION 5.        VACANCIES.

      Any vacancy on the Board of Directors (other than a vacancy caused by the death, resignation or removal of any Director elected by the holders of any class or classes of Preferred Stock, voting separately as a class or classes, as the case may be) or newly created directorship shall be filled by a majority of the Directors then in office, though less than a quorum, or by the sole remaining Director.

      SECTION 6.        RESIGNATION.

      Any Director may resign at any time by giving written notice of resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect when accepted by action of the Board of Directors. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 7.        REMOVAL.

      Any or all of the Directors (other than the Directors elected by the holders of any class or classes of Preferred Stock of the Corporation, voting separately as a class or classes, as the case may be) may be removed by the stockholders, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors, provided that if less than all the Directors are to be removed, no one of the Directors may be removed without cause if the votes cast against such Director's removal would be sufficient to elect such Director if then cumulatively voted at an election of the entire Board.

      SECTION 8.        REGULAR MEETINGS.

      Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall be established by the Board of Directors and publicized among all Directors.

      SECTION 9.        SPECIAL MEETINGS.

      Special meetings of the Board of Directors may be called by any two of the Directors, the Chairman of the Board, the President or Chief Executive Officer and shall be held at such place within the United States, on such date and at such time as the person or persons calling the meeting shall fix.

      SECTION 10.       NOTICE OF MEETING.

      Notice of the date, place, time and purpose or purposes of each meeting of the Directors shall be given to each Director in the manner provided in Article XI at such Director's usual place of business at least three business days before the day on which the meeting is to be held. Upon written request of the person or persons calling any special meeting, notice of such meeting shall be given by the Secretary of the Corporation on behalf of such person or persons and shall indicate the person or persons calling the meeting.

      SECTION 11.       QUORUM.

      At all meetings of the Board of Directors, the presence of a majority of the whole Board of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business.

      SECTION 12.       MANNER OF ACTING.

      A. Except as otherwise provided in subsection B of this Section 12, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board of Directors.

      B. The vote of not less than two-thirds of the entire Board of Directors shall be necessary for the passage of any resolution or act of the Board of Directors in respect of the following:

            (i) the declaration of a dividend or distribution on any capital stock of the Corporation not otherwise entitled to such dividend or distribution pursuant to the terms thereof;

            (ii) the approval of the Corporation's annual budget or operating plan and any material modification thereof, including any capital expenditure in excess of Ten Million Dollars ($10,000,000) not provided for in the annual budget;

            (iii) the election or removal of the Chief Executive Officer, President, Chief Financial Officer (if any) or Chief Operating Officer (if any) of the Corporation;

            (iv) except for the issuance of Common Stock pursuant to a compensation plan approved by the Board of Directors, the issuance of more than One Million (1,000,000) shares of Common Stock or any shares of Preferred Stock in any one transaction or a series of related transactions;

            (v) the adoption of a share purchase rights plan of a nature commonly referred to as a "poison pill";

            (vi) the repurchase or redemption of any capital stock of the Corporation;

            (vii) an establishment or change in the number of Directors of the Corporation;

            (viii) the appointment of members to or dissolution of the Executive Committee; or

            (ix) the amendment of this Section 12 of these Bylaws.

      SECTION 13.       PARTICIPATION IN MEETINGS BY CONFERENCE
                        TELEPHONE.

      Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak to each other, and such participation shall constitute the presence in person at such meeting.

      SECTION 14.       ACTION BY CONSENT.

      Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, prior notice, or vote if a consent in writing, which writing may be in counterparts which may bear telecommunicated facsimile signatures, setting forth the action so taken, is signed by all members of the Board or committee, and such writing is filed with the minutes of the proceedings of the Board or committee.

      SECTION 15.       ORGANIZATION.

      Meetings of the Board of Directors shall be presided over by the Chairman of the Board or in the Chairman's absence by the Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

      SECTION 16.       EXECUTIVE COMMITTEE.

      The Board of Directors may establish an Executive Committee to consist of such Directors as the Board shall from time to time designate. The Executive Committee shall to the extent permitted by law have and may exercise such powers and authority as the Board shall from time to time determine. The Executive Committee shall record minutes of each of its meetings and shall submit the same to the Board at the first meeting of the Board held subsequent to such meeting of the Executive Committee. At all meetings of the Executive Committee, a majority of the total number of the members thereof shall constitute a quorum for the transaction of business. A majority vote of the members of the Executive Committee who are present shall be the act of the Executive Committee.

      SECTION 17.       AUDIT COMMITTEE.

      The Board may by resolution designate an Audit Committee consisting of three or more Directors. Vacancies on the Audit Committee may be filled by the Board at any time and any member of the Audit Committee shall be subject to removal, with or without cause, at any time by resolution passed by the Board.

      The Audit Committee shall review with the independent public accountants for the Corporation the scope of their examination, receive copies of the reports of such accountants, meet with representatives of such accountants for the purpose of reviewing and considering questions relating to such accountants' examination and such reports, review, either directly or through such accountants, the internal accounting and auditing procedures of the Corporation, report the results of the foregoing to the Board and act upon such other matters as may be referred to it by the Board.

      At each meeting of the Board the Audit Committee shall make a report of all action taken by it since its last report to the Board.

      The Audit Committee shall meet as often as may be deemed necessary and expedient at such times and places as shall be determined by the members of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. In the absence of the Chairman of the Audit Committee, the Audit Committee may appoint any member to preside at meetings thereof.

      SECTION 18.       OTHER COMMITTEES.

      The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more other committees, each of which shall consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Each such committee shall have and may exercise such powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board shall provide in the resolution designating such committee, except as otherwise provided by statute.

      SECTION 19.       WAIVER OF NOTICES.

      Notice of a meeting need not be given to any Director who submits a written waiver of notice signed by such Director, including a telecommunicated facsimile waiver, whether before or after the meeting. The purpose or purposes of any meeting of the Directors must be specified in any such waiver of notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      SECTION 20.       COMPENSATION OF DIRECTORS.

      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director, or both. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                             ARTICLE III - OFFICERS

      SECTION 1.        ELECTION AND APPOINTMENT; TERM OF OFFICE.

      The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents as determined from time to time by the Board, a Treasurer, a Secretary and a Controller. Subject to Article II, Section 12 of these Bylaws, the Board shall designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation. Subject to
Article II, Section 12 of these Bylaws, each such officer shall be elected by the Board at its annual meeting to serve at the will and pleasure of the Board and shall hold office until the next annual meeting of the Board and until such officer's successor is elected or until such officer's earlier death, resignation or removal in the manner hereinafter provided. The Board may elect or appoint such other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries), and subject to the provisions of Article II,
Section 12 of these Bylaws, a Chief Financial Officer or Chief Operating Officer, as it deems necessary, who shall have such authority and shall perform such duties as the Board may prescribe. If additional officers are elected or appointed during the year, each of them shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until such officer's successor is elected or appointed or until such officer's earlier death, resignation or removal in the manner hereinafter provided. To the extent the Board shall deem appropriate, more than one of the offices authorized herein may be held by the same person.

      SECTION 2.        RESIGNATION; REMOVAL; VACANCIES.

      A. Any officer may resign at any time by giving written notice to the Chief Executive Officer or the Secretary of the Corporation, and such resignation shall take effect upon receipt unless specified therein to be effective at some other time

(subject always to the provisions of Section 2.B). No acceptance of any such resignation shall be necessary to make it effective.

      B. Subject to the provisions of Article II, Section 12 of these Bylaws, all officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board with or without cause.

      C. A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided for election or appointment to such office.

      SECTION 3.        DUTIES AND FUNCTIONS.

      A. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and directors and shall perform such other duties as the Board may prescribe.

      B. CHIEF EXECUTIVE OFFICER. In the case of absence, refusal to serve or incapacity of the Chairman of the Board (if the Chief Executive Officer shall not be designated as such), the Chief Executive Officer shall perform the duties of such office. The Chief Executive Officer may assign such duties to other officers of the Corporation as the Chief Executive Officer deems appropriate.

      C. PRESIDENT. In the case of absence, refusal to serve or incapacity of the Chief Executive Officer (if the President shall not be designated as such), the President shall perform the duties of such office. If the President shall not be designated as the Chief Executive Officer by the Board pursuant to
Section 1 of this Article III, the President shall act under the control of the Chief Executive Officer.

      D. CHIEF OPERATING OFFICER. In the event the President is not designated as Chief Executive Officer pursuant to Section 1, the President may, in the Board's discretion, be designated as the Chief Operating Officer of the Corporation and shall have such powers and duties as the Board, or Chief Executive Officer, may prescribe.

      E. VICE PRESIDENTS. The Vice Presidents shall have such powers and perform such duties as the Board or the Chief Executive Officer may prescribe. One or more Vice Presidents may be given and shall use as part of the title such other designations, including, without limitation, the designations "Executive Vice President" and "Senior Vice President," as the Board or the Chief Executive Officer may designate from time to time. One of the Vice Presidents may also be given and shall use as part of the title such other designations as may be descriptive of their responsibilities, including, without limitation, designations such as "Chief Financial Officer" or "General Counsel," as the Board or the Chief Executive Officer may designate from time to time. In the case of absence, refusal to serve or incapacity of the Chairman of the Board and the President, the powers and duties of the Chief Executive Officer shall be vested in and performed by such Vice Presidents as have the designation "Executive Vice President," in the order of their seniority or as otherwise established by action of the Board from time to time, or by such other officer as the Board or the Chief Executive Officer shall have most recently designated for that purpose in a writing filed with the Secretary of the Corporation.

      F. TREASURER. The Treasurer shall act under the direction of the Chief Financial Officer of the Corporation, or, if none, the Chief Executive Officer. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation and the deposit thereof in the name and to the credit of the Corporation in such depositories as may be designated by the Board or by the Treasurer pursuant hereto. The Treasurer shall be authorized at any time, and from time to time, by a writing countersigned by such officer or officers as may be authorized by the Board: (i) to open bank accounts in the name of the Corporation in any bank or trust company for the deposit therein of any funds, drafts, checks or other orders for the payment of money to the Corporation; (ii) to authorize and empower any representative or agent of the Corporation to draw upon or sign for the Corporation either manually or by the use of facsimile signature, any and all checks, drafts or other orders for the payment of money against such bank accounts which any such bank or trust company may pay without further inquiry; and (iii) to sign, in the name of the Corporation, certificates representing the stock of the Corporation.

      G. SECRETARY. The Secretary shall act under the direction and control of the Board. The Secretary shall attend all meetings of the Board, the Executive Committee and the stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for committees designated by the Board. The Secretary shall duly give or cause to be given, in accordance with the provisions of these Bylaws or as required by law, notice of all meetings of the stockholders and special meetings of the Board. The Secretary shall be the custodian of the records and the corporate seal or seals of the Corporation and shall cause the corporate seal to be affixed to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized and when so affixed may attest to same. The Secretary may sign, with the Chief Executive Officer, the President or a Vice President, certificates of stock of the Corporation.

      H. CONTROLLER. The Controller shall act under the direction of the Chief Financial Officer of the Corporation, or, if none, the Chief Executive Officer. Subject to the direction of the Chief Financial Officer of the Corporation or, if none, the Chief Executive Officer, the Controller shall have charge of the accounting records of the Corporation, shall keep full and accurate accounts of all receipts and disbursements in books belonging to the Corporation, shall maintain adequate internal control of the Corporation's accounts, and may perform such other duties as may be prescribed by the Chief Financial Officer of the Corporation or, if none, the Chief Executive Officer, and by the Board.


                      ARTICLE IV - NOTES, LOAN AGREEMENTS,
                           CHECKS, BANK ACCOUNTS, ETC.

      SECTION 1.        EXECUTION OF DOCUMENTS.

      The Board shall from time to time by resolution authorize the officers, employees and agents of the Corporation to execute and deliver checks and other orders for the payment of money and notes, bonds and other securities, together with mortgages, loan agreements and other instruments securing or relating thereto and other contracts and commitments for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation.

      SECTION 2.        DEPOSITS.

      All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or any officer of the Corporation to whom power in that respect shall have been delegated by the Board shall select.


                           ARTICLE V - INDEMNIFICATION

      SECTION 1.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      A. Every person who is or was a Director or officer of the Corporation, or of any other corporation or entity which such person served as such at the request of the Corporation shall in accordance with Section 2 of this Article V be indemnified by the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any claim, action, suit or proceeding (other than any claim, action, suit or proceeding brought by or in the right of the Corporation), civil or criminal, administrative or investigative, or in connection with an appeal relating thereto, in which such person may be involved, as a party or otherwise, by reason of such person being or having been a Director or officer of the Corporation or such other corporation or entity, or by reason of any action taken or not taken in such capacity as such Director or officer, whether or not such person continues to be such at the time such liability or expense shall have been incurred, provided that such person acted, in good faith, and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of guilty or nolo contendere, or its equivalent shall not create a presumption that a Director or officer did not meet the standards of conduct set forth in this Section l.A.

      B. Every person who is or was a Director or officer of the Corporation, or of any other corporation or entity which such person served as such at the request of the Corporation, shall in accordance with Section 2 of Article V be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of any claim, action, suit or proceeding brought by or in the right of the Corporation, or in connection with an appeal or otherwise, by reason of such person being or having been a Director or officer of the Corporation or such other corporation or entity, or by reason of any action taken or not taken in such person's capacity as such Director or officer, whether or not such person continues to be such at the time such expense shall have been incurred, provided that such person acted in good faith, and in a manner such person reasonably believed to be the best interests of the Corporation, and provided further, that no indemnification shall be made in respect of any claim, action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such claim, action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      SECTION 2.        RIGHT TO INDEMNIFICATION.

      Every person referred to in Section 1 or Section 2 of this Article V who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described in said Sections shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under Section 1 or Section 2 of this
Article V may be made by the Board of Directors, in its discretion,  but only if
(a) the Board of Directors, acting by a quorum consisting of Directors who are not parties to such claim, action, suit or proceeding, shall have found that the Director or officer has met the applicable standard of conduct set forth in
Section 1
or Section 2, as the case may be, of this Article V or (b) there be no such disinterested quorum, independent legal counsel (who may be the regular outside counsel of the Corporation) shall have delivered to the Corporation written advice to the effect that in their judgment such applicable standard has been met, or (c) by the stockholders of the Corporation.

      SECTION 3.        EXPENSES.

      Expenses incurred with respect to any claim, action, suit or proceeding of the character described in Section 1 of this Article V may be paid by the Corporation prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that such person is entitled to indemnification by the Corporation.

      SECTION 4.        OTHER RIGHTS.

      The rights of indemnification provided in this Article V shall be in addition to any other rights to which a Director or officer of the Corporation or such other corporation or entity may otherwise be entitled by contract, vote of disinterested stockholders or Directors or otherwise or as a matter of law; and in the event of such person's death, such rights shall extend to such person's heirs and legal representatives.


                     ARTICLE VI - SHARES AND THEIR TRANSFER

      SECTION 1.        CERTIFICATES FOR SHARES.

      The stock of the Corporation shall be represented by certificates signed in the name of the Corporation by (a) the Chief Executive Officer or the President or a Vice President and (b) either the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

      If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, or in any act amending, supplementing or substituted for such Section, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.

      SECTION 2.        TRANSFER.

      Upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      SECTION 3.        RECORD.

      The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                           ARTICLE VII - THIRD PARTIES

      Any party dealing with the Corporation shall be entitled to rely conclusively as to the due authorization of any act of the Corporation upon a certificate provided to it and signed by (a) the President or any Vice President and (b) the Secretary or any Assistant Secretary of the Corporation to the effect that such act was duly authorized by all necessary action of the Corporation.

                               ARTICLE VIII - SEAL

      The Board of Directors may by resolution provide for a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation.


                            ARTICLE IX - FISCAL YEAR

      The fiscal year of the Corporation shall end on the last calendar day of each year.


                             ARTICLE X - AMENDMENTS

      Subject to the provisions of Article II, these Bylaws may be adopted, repealed, altered or amended by the Board of Directors at any regular or special meeting thereof. Except as otherwise fixed pursuant to the provisions of the Certificate of Incorporation hereof relating to the voting rights of the holders of any class or series of Preferred Stock, the stockholders of the Corporation shall have the power to adopt, repeal, alter or amend Article II of these Bylaws by the affirmative vote of not less than two-thirds of the shares of the Common Stock voting thereon.


                              ARTICLE XI - NOTICES

      All notices and other communications hereunder shall be in writing and delivered personally or sent, if in the United States by first class mail return receipt requested, or if outside the United States by air mail, return receipt requested, or in either case by telex, telecopy, or other facsimile telecommunications. Any notice or other communication so transmitted shall be deemed to have been given at the time of delivery, in the case of a communication delivered personally, on the business day following receipt of answer back, telecopy, or facsimile confirmation, in the case of a communication sent by telex, telecopy or other facsimile telecommunication, respectively, or as provided in Section 3 of Article I of these Bylaws in the case of a communication sent by mail.


                   ARTICLE XII - COMPUTATION OF TIME PERIODS

      The words "day" or "days" as used in these Bylaws with respect to the computation of periods of time shall mean calendar days and the words "business day" or "business days" as used in these Bylaws with respect to the computation of periods of time shall mean any day that is not a Saturday, Sunday or other holiday in New York, New York; provided, however, that if the last day of any period of time shall fall on a day other than a business day, such period shall be extended to include the next succeeding business day in each such location. All computations of time shall be based on New York, New York time.

                                                                         ANNEX C



                          DIRECTORS OF ARCH COAL, INC.
                            AS OF THE EFFECTIVE TIME




                                  James R. Boyd
                                Robert A. Charpie
                                Paul W. Chellgren
                                Thomas L. Feazell
                              Juan Antonio Ferrando
                                  John R. Hall
                                 Robert L. Hintz
                                 Douglas H. Hunt
                                 Steven F. Leer
                                 Thomas Marshall
                                 James L. Parker
                                 J. Marvin Quin
                              Ronald Eugene Samples


If, prior to the Effective Time, (i) any of Messrs. Boyd, Chellgren, Feazell, Hall and Quin; (ii) any of Messrs. Hunt, Parker and Samples; or (iii) Mr. Ferrando, should die or otherwise be unable or unwilling to serve as a director of the Company, then a substitute for such person shall be designated by (i) Ashland Inc.; (ii) Hunt Coal Corporation, Petro-Hunt Corporation, the Lyda
Hunt-Margaret Trusts and the Lyda Hunt-Herbert Trusts; or (iii) Carboex, respectively. If, prior to the Effective Time, any of Messrs. Charpie, Hintz or Marshall should die or otherwise be unable or unwilling to serve as a director of the Company, then a substitute for such person shall be designated by a majority of the remainder of the persons listed above.

                                                                         ANNEX D


                          [Form of Affiliate Agreement]


                                                              ____________, 1997

Arch Coal, Inc.
Suite 300
CityPlace One
Creve Coeur, Missouri 63141


Gentlemen:

            The undersigned has been advised that as of the date hereof the undersigned may be deemed to be an "affiliate" of Ashland Coal, Inc., a Delaware corporation ("ACI"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 4, 1997 (the "Agreement"), among Arch Mineral Corporation, a Delaware corporation (the "Company"), AMC Merger Corporation and ACI, at the Effective Time (as defined in the Agreement) ACI will become a wholly owned subsidiary of the Company.

            As a result of the Merger (as defined in the Agreement), the undersigned may receive shares of Common Stock, par value $.01 per share ("Company Common Stock"), of the Company. The undersigned would receive such shares in exchange for shares of Common Stock, par value $.01 per share, of ACI, shares of Class B Preferred Stock, par value $100 per share, of ACI, or shares of Class C Preferred Stock, par value $100 per share, of ACI owned by the undersigned.

            The undersigned hereby represents and warrants to, and covenants with, the Company that in the event the undersigned receives any Company Common Stock in the Merger:

            (A) The undersigned shall not make any sale, transfer or other disposition of Company Common Stock in violation of the Act or the Rules and Regulations.

            (B) The undersigned has carefully read this letter and discussed its requirements and other applicable limitations upon the undersigned's ability to sell, transfer or otherwise dispose of the Company Common Stock, to the extent

Arch Coal, Inc.
__________, 1997
Page 2

      the undersigned has felt it necessary, with the undersigned's counsel.

            (C) The undersigned has been advised that the issuance of shares of Company Common Stock to the undersigned in the Merger has been registered under the Act by a Registration Statement on Form S-4. However, the undersigned has also been advised that because (i) at the time of the submission of the Merger for a vote of the stockholders of ACI the undersigned may be deemed an affiliate of ACI, and (ii) the distribution by the undersigned of the Company Common Stock has not been registered under the Act, the undersigned may not sell, transfer or otherwise dispose of Company Common Stock issued to the undersigned in the Merger unless (a) such sale, transfer or other disposition has been registered under the Act, (b) such sale, transfer or other disposition is made in conformity with the volume and other applicable limitations imposed by Rule 145 under the Act, or (c) in the opinion of counsel reasonably acceptable to the Company delivered in writing to the Company prior to such sale, transfer or other disposition, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

            (D) The undersigned understands that, except to the extent set forth in an agreement to which the Company is a party, the Company will be under no obligation to register the sale, transfer or other disposition of the Company Common Stock by the undersigned or on the undersigned's behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

            (E) The undersigned understands that stop transfer instructions may be given to the Company's transfer agent with respect to the Company Common Stock owned by the undersigned and that there may be placed on the certificates for the Company Common Stock issued to the undersigned, or any substitutions for all or part of such Company Common Stock, a legend stating in substance:

                  "The shares  represented by this  certificate were issued in a transaction to which Rule 145 under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of a letter agreement dated __________, 1997, a copy of which agreement is on file at the principal offices of Arch Coal, Inc.

            (F) The undersigned also understands that unless the transfer by the undersigned of the undersigned's Company Common Stock has been registered under the Act or is a sale made in conformity with the provisions of this letter, the Company reserves the right, in its sole discretion, to place the following legend on the certificates issued to any transferee of shares from the undersigned and to obtain an agreement from the proposed transferee to effect hereof as a condition to issuance of certificates to such transferee:

                  "The  shares  represented  by this  certificate  have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be offered, sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

            It is understood and agreed that the legend set forth in paragraph E or F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to the Company (i) a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance reasonably satisfactory to the Company to the effect that such legend is not required for purposes of the Act or (ii) reasonably satisfactory evidence or representations that the shares represented by such certificates are being or have been transferred in a transaction made in conformity with the provisions of Rule 145.


                                                Very truly yours,

                                                                         ANNEX E



                                 ARCH COAL, INC.
                            1997 STOCK INCENTIVE PLAN


                                    SECTION 1

                              STATEMENT OF PURPOSE

1.1. The Arch Coal, Inc. 1997 Stock Incentive Plan (the "Plan") has been established by Arch Mineral Corporation, which pursuant to the Agreement and Plan of Merger by and between the Company and Ashland Coal, Inc., et. al, will change its name to Arch Coal, Inc., to become effective at the Effective Time as defined herein in order to:

      (a) attract and retain executive, managerial and other salaried employees;

      (b) motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

      (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and

      (d) further identify a Participant's interests with those of the Company's other stockholders through compensation based on the Company's common stock; thereby promoting the long-term financial interest of the Company and its Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

                                    SECTION 2

                                   DEFINITIONS

2.1. Unless the context indicates otherwise, the following terms shall have the meaning set forth below:

      (a) ACQUIRING CORPORATION. The term "Acquiring Corporation" shall mean the surviving, continuing successor or purchasing corporation in an acquisition or merger with the Company in which the Company is not the surviving corporation.

      (b) AWARD. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance

Stock, Performance Units, Merit Awards, Phantom Stock Awards and Stock acquired through purchase under Section 12.

      (c) BOARD. The term "Board" shall mean the Board of Directors of the Company acting as such but shall not include the Committee or other committees of the Board acting on behalf of the Board.

      (d) CAUSE. The term "Cause" shall mean (a) the continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (b) the engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

      (e) CHANGE IN CONTROL. A "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act as in effect on the date this Plan is approved by the shareholders of the Company; provided that, without limitation, such a Change in Control shall be deemed to have occurred (1) upon the approval of the Board (or if approval of the Board is not required as a matter of law, the shareholders of the Company) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger in which the holders of the Stock immediately prior to the merger will have more than 50% of the ownership of common stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (2) when any "person" (as defined in Section 13(d) of the Exchange Act), other than a Significant Stockholder, or any subsidiary of the Company or employee benefit plan or trust maintained by the Company or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Stock outstanding at the time, without the prior approval of the Board.

      (f) CODE. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

      (g) COMMITTEE. The term "Committee" means the committee of the Board selected in accordance with the provisions of Subsection 4.2.

      (h) COMPANY. The term "Company" means Arch Coal, Inc., a Delaware corporation, which prior to the Effective Date was known as Arch Mineral Corporation.

      (i) DATE OF TERMINATION. A Participant's "Date of Termination" shall be the date on which his or her employment with all Employers and Related Companies terminates for any reason; provided that for purposes of this Plan only, a Participant's employment shall not be deemed to be terminated by reason of a transfer of the Participant between the Company and a Related Company (including Employers) or between two Related Companies (including Employers); and further provided that a Participant's employment shall not be considered terminated by reason of the Participant's leave of absence from an Employer or a Related Company that is approved in advance by the Participant's Employer.

      (j) DISABILITY. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he or she is unable, by reason of a medically determined physical or mental impairment, to carry out his or her duties with an Employer, which condition, in the discretion of the Committee, shall generally be an event which qualifies as a "long term disability" under applicable long term disability benefit programs of the Company.

      (k) EFFECTIVE DATE. The term "Effective Date" shall mean the "Effective Time" of the "Merger" under the Agreement and Plan of Merger dated as of April 4, 1997, among the Company, Ashland Coal, Inc., and AMC Merger Corporation.

      (l) EMPLOYEE. The term "Employee" shall mean a person with an employment relationship with an Employer.

      (m) EMPLOYER. The Company and each Subsidiary which, with the consent of the Company, participates in the Plan for the benefit of its eligible Employees are referred to collectively as the "Employers" and individually as an "Employer".

      (n) EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) EXERCISE PRICE. The term "Exercise Price" means, with respect to each share of Stock subject to an Option, the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value of the Stock on the date the Option is granted, except as permitted and contemplated by Section 21 of the Plan.

      (p) FAIR MARKET VALUE. The "Fair Market Value" of the Stock on any given date shall be the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of the Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Stock is listed or admitted to trading or, if the Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the Stock is not quoted by any such organization, the average of the closing bid and asked prices on such date as furnished by a professional market maker making a market in the Stock. If the Stock is not publicly held or so listed or publicly traded, "Fair Market Value" per share of Stock shall mean the Fair Market Value per share as reasonably determined by the Committee.

      (q) IMMEDIATE FAMILY. With respect to a particular Participant, the term "Immediate Family" shall mean, whether through consanguinity or adoptive relationships, the Participant's spouse, children, stepchildren, siblings and grandchildren.

      (r) INCENTIVE STOCK OPTION. The term "Incentive Stock Option" shall mean any Incentive Stock Option granted under the Plan.

      (s) MERIT AWARD. The term "Merit Award" shall mean any Merit Award granted under the Plan.

      (t) NON-EMPLOYEE DIRECTOR. The term "Non-Employee Director " shall mean a person who qualifies as such under Rule 16b-3(b)(3) under the Exchange Act or any successor provision, and who also qualifies as an "outside director" under
Section 162(m) of the Code.

      (u) NON-QUALIFIED STOCK OPTION. The term "Non-qualified Stock Option" shall mean any Non-Qualified Stock Option granted under the Plan.

      (v) NYSE. The term "NYSE" refers to the New York Stock Exchange, Inc.

      (w) OPTION. The term "Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option granted under the Plan.

      (x) PARTICIPANT. The term "Participant" means an Employee who has been granted an award under the Plan.

      (y)   PERFORMANCE-BASED   COMPENSATION.   The  term  "Performance-   Based
Compensation" shall have the meaning ascribed to it in Section 162(m)(4)(C) of the Code.

      (z)  PERFORMANCE  GOALS.  The term  "Performance  Goals"  means  the goals established  by the  Committee  under an Award which,  if met,  will entitle the
Participant to payment under such Award and will qualify such payment as "Performance-Based Compensation" as that term is used in Code Section
162(m)(4)(C). Such goals will be based upon one or more of the following business criteria: net income; earnings per share; earnings before interest and taxes ("EBIT"); earnings before interest, taxes, depreciation, and amortization ("EBITDA"); debt reduction; safety; return on investment; operating income; operating ratio; cash flow; return on assets; stockholders' return; revenue; return on equity; economic value added (EVAr); operating costs; sales; or compliance with Company policies.

      (aa) PERFORMANCE PERIOD. The term "Performance Period" shall mean the period over which applicable performance is to be measured.

      (bb) PERFORMANCE STOCK. The term "Performance Stock" shall have the meaning ascribed to it in Section 10 of the Plan.

      (cc) PERFORMANCE UNITS. The term "Performance Units" shall have the meaning ascribed to it in Section 11 of the Plan.

      (dd) PHANTOM STOCK AWARD. The term "Phantom Stock Award" shall mean any Phantom Stock Award granted under the Plan.

      (ee) PLAN. The term "Plan" shall mean this Arch Coal, Inc. 1997 Stock Incentive Plan as the same may be from time to time amended or revised.

      (ff) QUALIFIED RETIREMENT PLAN. The term "Qualified Retirement Plan" means any plan of an Employer or a Related Company that is intended to be qualified under Section 401(a) of the Code.

      (gg) RELATED COMPANIES. The term "Related Companies' means any Significant Stockholder and their subsidiaries; and any other company during any period in which it is a Subsidiary or a division of the Company, including any entity acquired by, or merged with or into, the Company or a Subsidiary.

      (hh) RESTRICTED PERIOD. The term "Restricted Period" shall mean the period of time for which shares of Restricted Stock or Restricted Stock Units are subject to forfeiture pursuant to the

Plan or during which Options and Stock Appreciation Rights are not exercisable.

      (ii) RESTRICTED STOCK. The term "Restricted Stock" shall have the meaning ascribed to it in Section 8 of the Plan.

      (jj) RESTRICTED STOCK UNITS. The term "Restricted Stock Units" shall have the meaning ascribed to it in Section 9 of the Plan.

      (kk) RETIREMENT. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination under circumstances that constitute such Participant's retirement at normal or early retirement age under the terms of the Qualified Retirement Plan of Participant's Employer that is extended to the Participant immediately prior to the Participant's Date of Termination or, if no such plan is extended to the Participant on his or her Date of Termination, under the terms of any applicable retirement policy of the Participant's Employer.

      (ll) SEC. "SEC" means the Securities and Exchange Commission.

      (mm) SIGNIFICANT STOCKHOLDER. The term "Significant Stockholder" shall mean any shareholder of the Company who, immediately prior to the Effective Date, owned more than 5% of the common stock of the Company.

      (nn) STOCK. The term "Stock" shall mean shares of common stock, $.01 par value per share, of the Company.

      (oo) STOCK APPRECIATION RIGHTS. The term "Stock Appreciation Rights" shall mean any Stock Appreciation Right granted under the Plan.

      (pp) SUBSIDIARY. The term "Subsidiary" shall mean any present or future subsidiary corporation of the Company within the meaning of Code Section 424((f).

      (qq) TAX DATE. The term "Tax Date" shall mean the date a withholding tax obligation arises with respect to an Award.

                                    SECTION 3

                                   ELIGIBILITY

3.1. Subject to the discretion of the Committee and the terms and conditions of the Plan, the Committee shall determine and designate from time to time, the Employees or other persons as contemplated by Section 21 of the Plan who will be granted one or more Awards under the Plan.

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                                    SECTION 4

                          OPERATION AND ADMINISTRATION

4.1. The Plan has been adopted by the Board on __________, 1997, effective as of the Effective Date, subject to the further approval of the shareholders of the Company. In addition, if the Plan is approved by the shareholders, to the extent required pursuant to Section 162(m) of the Code, it or any part thereof shall be resubmitted to shareholders for reapproval at the first shareholders' meeting that occurs during the fifth year following the year of the initial approval and thereafter at five year intervals, in each case, as may be required to qualify any Award hereunder as Performance-Based Compensation. The Plan shall be unlimited in duration and remain in effect until termination by the Board; provided however, that no Incentive Stock Option may be granted under the Plan after __________, 2007.

4.2. The Plan shall be administered by the Committee which shall consist of two or more members of the Board who are Non-Employee Directors. Plenary authority to manage and control the operation and administration of the Plan shall be vested in the Committee, which authority shall include, but shall not be limited to:

      (a) Subject to the provisions of the Plan, the authority and discretion to select Employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective Employee, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

      (b) Subject to the provisions of the Plan, the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation as described in Code Section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

      (c) The authority and discretion to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to make all other determinations that it deems necessary or advisable for the administration of the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, in each case, in the manner and to the extent the Committee deems necessary or advisable to carry it into effect.

4.3. Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Provided, however, that except as otherwise permitted under Treasury Regulation 1.162- 27(e)(2)(iii)(C), the Committee may not increase any Award once made if payment under such Award is intended to constitute Performance-Based Compensation.

4.4. The Committee may only act at a meeting by unanimous consent if comprised of two members, and otherwise by a majority of its members. Any determination of the Committee may be made without a meeting by the unanimous written consent of its members. In addition, the Committee may authorize one or more of its members or any officer of an Employer to execute and deliver documents and perform other administrative acts pursuant to the Plan.

4.5. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his or her own fraud or gross misconduct. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Employers against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against, the Committee or its members or authorized delegates by reason of the performance of any action pursuant to the Plan if the Committee or its members or authorized delegates did not act in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance policy, contract with the indemnitee or the Company's By-laws.

4.6. Notwithstanding any other provision of the Plan to the contrary, but without giving effect to Awards made pursuant to Section 21, the maximum number of shares of Stock with respect to which any Participant may receive any Award of an Option or a Stock Appreciation Right under the Plan during any calendar year is [ ]; the maximum number of shares with respect to which any Participant may receive Awards of Restricted Stock during any calendar year is [ ]; the maximum number of shares with respect to which any Participant may receive Merit Awards during any calendar year is [ ]; and the maximum number of shares with respect to which any Participant may receive other Awards during any calendar year is [ ].

4.7. To the extent that the Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in Code Section 162(m)(4)(C), it may, at or prior to the time an Award is granted, establish Performance Goals for a particular Performance Period. If the Committee establishes Performance Goals for a Performance Period, it may approve a payment from that particular Performance Period upon attainment of the Performance Goal.

                                    SECTION 5

                         SHARES AVAILABLE UNDER THE PLAN

5.1. The shares of Stock with respect to which Awards may be made under the Plan shall be shares of currently authorized but unissued or treasury shares acquired by the Company, including shares purchased in the open market or in private transactions. Subject to the provisions of Section 16, the total number of shares of Stock available for grant of Awards shall not exceed six million (6,000,000) shares of Stock. Except as otherwise provided herein, if any Award shall expire or terminate for any reason without having been exercised in full, the unissued shares of Stock subject thereto (whether or not cash or other consideration is paid in respect of such Award) shall again be available for the purposes of the Plan. Any shares of Stock which are used as full or partial payment to the Company upon exercise of an Award shall be available for purposes of the Plan.

                                    SECTION 6

                                     OPTIONS

6.1. The grant of an "Option" under this Section 6 entitles the Participant to purchase shares of Stock at a price fixed at the time the Option is granted, or at a price determined under a method established at the time the Option is granted, subject to the terms of this Section 6. Options granted under this
Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, and subject to Subsection 6.6 and Sections 15 and 20, shall not be exercisable for at least six months from the date of grant, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in
Section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in Section 422(b) of the Code.

6.2. The Committee shall designate the Employees to whom Options are to be granted under this Section 6 and shall determine the number of shares of Stock to be subject to each such Option. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options, but only to the extent required by Section 422 of the Code.

6.3. The determination and payment of the purchase price of a share of Stock under each Option granted under this Section shall be subject to the following terms of this Subsection 6.3:

      (a) The purchase price shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall the price per share be less than the Fair Market Value per share on the date of the grant except as otherwise permitted by Section 21 of the Plan;

      (b) The full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto; and

      (c) The purchase price shall be paid either in cash, in shares of Stock (valued at Fair Market Value as of the day of exercise), through a combination of cash and Stock (so valued) or through such cashless exercise arrangement as may be approved by the Committee and established by the Company, provided that any shares of Stock used for payment shall have been owned by the Participant for at least six (6) months.

6.4. Except as otherwise expressly provided in the Plan, an Option granted under this Section 6 shall be exercisable in accordance with the following terms of this Subsection 6.4.

      (a) The terms and conditions relating to exercise of an Option shall be established by the Committee, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Option, or achievement of Stock ownership objectives by the Participant. No Option may be exercised by a Participant after the expiration date applicable to that Option.

      (b) The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right, if any.

6.5. The exercise period of any Option shall be determined by the Committee but the term of any Option shall not extend more than ten years after the date of grant.

                                    SECTION 7

                            STOCK APPRECIATION RIGHTS

7.1. Subject to the terms of this Section 7, a Stock Appreciation Right granted under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 7.4), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

7.2. Subject to the provisions of the Plan, the Committee shall designate the Employees to whom Stock Appreciation Rights are to be granted under the Plan, shall determine the exercise price or a method by which the price shall be established with respect to each such Stock Appreciation Right, and shall determine the number of shares of Stock on which each Stock Appreciation Right is based. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. If a Stock Appreciation Right is granted in connection with an Option then, in the discretion of the Committee, the Stock Appreciation Right may, but need not, be granted in tandem with the Option.

7.3. The exercise of Stock Appreciation Rights shall be subject to the following:

      (a) If a Stock Appreciation Right is not in tandem with an Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee in connection with such rights but, subject to Sections 15 and 20, shall not be exercisable for six months from the date of grant and the term of any Stock Appreciation Right shall not extend more than ten years from the date of grant; and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Stock Appreciation Rights, or achievement of objectives relating to Stock ownership by the Participant; and

      (b) If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable only at the time the tandem Option is exercisable and the exercise of the Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

7.4. Upon the exercise of a Stock Appreciation Right, the value to be distributed to the Participant, in accordance with Subsection 7.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination of Stock or cash, in the discretion of the Committee.

                                    SECTION 8

                                RESTRICTED STOCK

8.1. Subject to the terms of this Section 8, Restricted Stock Awards under the Plan are grants of Stock to Participants, the vesting of which is subject to certain conditions established by the Committee, with some or all of those conditions relating to events (such as continued employment or satisfaction of performance criteria) occurring after the date of the grant of the Award, provided, however, that to the extent that vesting of a Restricted Stock Award is contingent on continued employment, the required employment period shall generally (unless otherwise determined by the Committee) not be less than one year following the grant of the Award unless such grant is in substitution for an Award under this Plan or a predecessor plan of the Company or a Related Company. To the extent, if any, required by the General Corporation Law of the State of Delaware, a Participant's receipt of an Award of newly issued shares of Restricted Stock shall be made subject to payment by the Participant of an amount equal to the aggregate par value of such newly issued shares of Stock.

8.2. The Committee shall designate the Employees to whom Restricted Stock is to be granted, and the number of shares of Stock that are subject to each such Award. The Award of shares under this Section 8 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

8.3. Shares of Restricted Stock granted to Participants under the Plan shall be subject to the following terms and conditions:

      (a) Restricted Stock granted to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period;

      (b) The Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee or as otherwise provided by the Plan, the right to receive all dividends and other distributions paid on such shares;

      (c) Each certificate issued in respect of shares of Restricted Stock granted under the Plan shall be registered in the name of the Participant but, at the discretion of the Committee, each such certificate may be deposited with the Company with a stock power endorsed in blank or in a bank designated by the Committee;

      (d) The Committee may award Restricted Stock as Performance-Based Compensation, which shall be Restricted Stock that will be earned (or for which earning is accelerated) upon the achievement of Performance Goals established by the Committee and the Committee may specify the number of shares that will be earned upon achievement of different levels of performance; except as otherwise provided by the Committee, achievement of maximum targets during the Performance Period shall result in the Participant's earning of the full amount of Restricted Stock comprising such Performance-Based Compensation and, in the discretion of the Committee, achievement of the minimum target but less than the maximum target, the Committee may result in the Participant's earning of a portion of the Award; and

      (e) Except as otherwise provided by the Committee, any Restricted Stock which is not earned by the end of a Restricted Period or Performance Period, as the case may be, shall be forfeited. If a Participant's Date of Termination occurs prior to the end of a Restricted Period or Performance Period, as the case may be, the Committee may determine, in its sole discretion, that the Participant will be entitled to settlement of all or any portion of the Restricted Stock as to which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of such Restricted Stock or make such other adjustments as the Committee, in its sole discretion, deems desirable. Subject to the limitations of the Plan and the Award of Restricted Stock, upon the vesting of Restricted Stock, such Restricted Stock will be transferred free of all restrictions to the Participant (or his or her legal representative, beneficiary or heir).

                                    SECTION 9

                             RESTRICTED STOCK UNITS

9.1. Subject to the terms of this Section 9, a Restricted Stock Unit entitles a Participant to receive shares for the units at the end of a Restricted Period to the extent provided by the Award with the vesting of such units to be contingent upon such conditions as may be established by the Committee (such as continued employment or satisfaction of performance criteria) occurring after the date of grant of the Award, provided, however, that to the extent that the vesting of a Restricted Stock Unit is contingent on continued employment, the required employment period shall generally not be less than one year following the date of grant of the Award unless such grant is in substitution for an Award under this Plan or a predecessor plan of the Company or a Related Company. The Award of Restricted Stock Units under this Section 9 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

9.2. The Committee shall designate the Employees to whom Restricted Stock Units shall be granted and the number of units that are subject to each such Award. During any period in which Restricted Stock Units are outstanding and have not been settled in Stock, the Participant shall not have the rights of a stockholder, but, in the discretion of the Committee, may be granted the right to receive a payment from the Company in lieu of a dividend in an amount equal to any cash dividends that might be paid during the Restricted Period.

9.3 Except as otherwise provided by the Committee, any Restricted Stock Unit which is not earned by the end of a Restricted Period shall be forfeited. If a Participant's Date of Termination occurs prior to the end of a Restricted Period, the Committee, in its sole discretion, may determine that the Participant will be entitled to settlement of all, any portion, or none of the Restricted Stock Units as to which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of such Restricted Stock Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                   SECTION 10

                                PERFORMANCE STOCK

10.1. Subject to the terms of this Section 10, an Award of Performance Stock provides for the distribution of Stock to a Participant upon the achievement of performance objectives, which may include Performance Goals, established by the Committee.

10.2. The Committee shall designate the Employees to whom Awards of Performance Stock are to be granted, and the number of shares of Stock that are subject to each such Award. The Award of shares of Performance Stock under this Section 10 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

10.3. Except as otherwise provided by the Committee, any Award of Performance Stock which is not earned by the end of the Performance Period shall be forfeited. If a Participant's Date of Termination occurs prior to the end of a Performance Period, the Committee, in its sole discretion, may determine that the

Participant will be entitled to settlement of all, any portion, or none of the Performance Stock as to which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Stock or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                   SECTION 11

                                PERFORMANCE UNITS

11.1. Subject to the terms of this Section 11, the Award of Performance Units under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. The number of Performance Units earned, and value received from them, will be contingent on the degree to which the performance measures established at the time of grant of the Award are met.

11.2. The Committee shall designate the Employees to whom Performance Units are to be granted, and the number of Performance Units to be subject to each such Award.

11.3. For each Participant, the Committee will determine the value of Performance Units, which may be stated either in cash or in units representing shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be settled in cash and/or shares of Stock.

11.4. Settlement of Performance Units shall be subject to the following:

      (a) The Committee will compare the actual performance to the performance measures established for the Performance Period and determine the number of Performance Units as to which settlement is to be made;

      (b) Settlement of Performance Units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee; and

      (c) Shares of Stock distributed in settlement of Performance Units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine, including, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Section 8.

11.5. Except as otherwise provided by the Committee, any Award of Performance Units which is not earned by the end of the Performance Period shall be forfeited. If a Participant's Date of Termination occurs prior to the end of a Performance Period, the Committee, in its sole discretion, may determine that the Participant will be entitled to settlement of all, any portion, or none of the Performance Units as to which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                   SECTION 12

                             STOCK PURCHASE PROGRAM

12.1. The Committee may, from time to time, establish one or more programs under which Employees will be permitted to purchase shares of Stock under the Plan, and shall designate the Employees eligible to participate under such Stock purchase programs. The purchase price for shares of Stock available under such programs, and other terms and conditions of such programs, shall be established by the Committee. The purchase price may not be less than 75% of the Fair Market Value of the Stock at the time of purchase (or, in the Committee's discretion, the average Stock value over a period determined by the Committee), and further provided that if newly issued shares of Stock are sold, the purchase price may not be less than the aggregate par value of such newly issued shares of Stock.

12.2. The Committee may impose such restrictions with respect to shares purchased under this Section 12, as the Committee, in its sole discretion, determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Section 8.

                                   SECTION 13

                                  MERIT AWARDS

13.1. The Committee may from time to time make an Award of Stock under the Plan to selected Employees for such reasons and in such amounts as the Committee, in its sole discretion, may determine. The consideration to be paid by an Employee for any such Merit Award, if any, shall be fixed by the Committee from time to time, but, if required by the General Corporation Law of the State of Delaware, it shall not be less than the aggregate par value of the shares of Stock awarded to him or her.



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                                   SECTION 14

                              PHANTOM STOCK AWARDS

14.1. The Committee may make Phantom Stock Awards to selected Employees which may be based solely on the value of the underlying shares of Stock, solely on any earnings or appreciation thereon, or both. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the number of hypothetical or target shares as to which each such Phantom Stock Award is subject and to determine the terms and conditions of each such Phantom Stock Award. There may be more than one Phantom Stock Award in existence at any one time with respect to a selected Employee, and the terms and conditions of each such Phantom Stock Award may differ from each other.

14.2. The Committee shall establish vesting or performance measures for each Phantom Stock Award on the basis of such criteria and to accomplish such objectives  as the  Committee  may from  time to time,  in its sole  discretion, determine.  Such  measures  may be  based  on years of  service  or  periods  of
employment,   or  the   achievement  of  individual  or  corporate   performance
objectives, but shall, in each instance, be based upon one or more of the business criteria as determined pursuant to Section 4.7. The vesting and performance measures determined by the Committee shall be established at the time a Phantom Stock Award is made. Phantom Stock Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as provided in
Section 17, during the Performance Period.

14.3. The Committee shall determine, in its sole discretion, the manner of payment, which may include cash or shares of Stock in such proportions as the Committee shall determine.

14.4. Except as otherwise provided by the Committee, any Award of Phantom Stock which is not earned by the end of the Performance Period shall be forfeited. If a Participant's Date of Termination occurs prior to the end of a Performance Period, the Committee, in its sole discretion, may determine that the Participant will be entitled to settlement of all or a portion of the Phantom Stock for which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of Phantom Stock or make such other adjustment as the Committee, in its sole discretion, deems desirable.

                                   SECTION 15

                            TERMINATION OF EMPLOYMENT

15.1. If a Participant's employment is terminated by the Participant's Employer for Cause or if the Participant's employment is terminated by the Participant without the written



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consent and approval of the  Participant's  Employer,  all of the  Participant's
unvested Awards, including any unexercised Options, shall be forfeited.

15.2. If a Participant's Date of Termination occurs by reason of death, Disability or Retirement, all Options and Stock Appreciation Rights outstanding immediately prior to the Participant's Date of Termination shall immediately become exercisable and shall be exercisable until one year from the Participant's Date of Termination and thereafter shall be forfeited if not exercised, and all restrictions on any Awards outstanding immediately prior to the Participant's Date of Termination shall immediately lapse. Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's death may be exercised by the Participant's designated beneficiary or, in the absence of such designation, by the person to whom the Participant's rights will pass by will or the laws of descent and distribution.

15.3. If a Participant's Date of Termination occurs by reason of Participant's employment being terminated by the Participant's Employer for any reason other than Cause, or by the Participant with the written consent and approval of the Participant's Employer, the Restricted Period shall lapse on a proportion of any Awards outstanding immediately prior to the Participant's Date of Termination (except that, to the extent that an Award of Restricted Stock, Restricted Stock Units, Performance Units, Performance Stock and Phantom Stock is subject to a Performance Period), such proportion of the Award shall remain subject to the same terms and conditions for vesting as were in effect prior to the Date of Termination and shall be determined at the end of the Performance Period. The proportion of an Award upon which the Restricted Period shall lapse shall be a fraction, the denominator of which is the total number of months of any Restricted Period applicable to an Award and the numerator of which is the number of months of such Restricted Period which elapsed prior to the Date of Termination.

15.4. Options and Stock Appreciation Rights which are or become exercisable by reason of the Participant's employment being terminated by the Participant's Employer for reasons other than Cause or by the Participant with the consent and approval of the Participant's Employer, shall be exercisable until 60 days from the Participant's Termination Date and shall thereafter be forfeited if not exercised.

15.5. Except to the extent the Company shall otherwise determine, if, as a result of a sale or other transaction (other than a Change in Control), a Participant's Employer ceases to be a Related Company (and the Participant's Employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of



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Termination  caused by the  Participant's  employment  being  terminated  by the
Participant's Employer for a reason other than Cause.

15.6. Notwithstanding the foregoing provisions of this Section 15, the Committee may, with respect to any Awards of a Participant (or portion thereof) that are outstanding immediately prior to the Participant's Date of Termination, determine that a Participant's Date of Termination will not result in forfeiture or other termination of the Award, or may extend the period during which any Options or Stock Appreciation Rights may be exercised, but shall not extend such period beyond the expiration date set forth in the Award.

                                   SECTION 16

                              ADJUSTMENTS TO SHARES

16.1. If the Company shall effect a reorganization, merger, or consolidation, or similar event or effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall appropriately adjust (i) the number of shares of Stock available under the Plan, (ii) the number of shares of Stock available under any individual or other limitations under the Plan, (iii) the number of shares of Stock subject to outstanding Awards and (iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

16.2. If the Committee determines that an adjustment in accordance with the provisions of Subsection 16.1 would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments, if any, that the Committee reasonably determines are consistent with the purposes of the Plan and/or the affected Awards.

16.3. To the extent that any reorganization, merger, consolidation, or similar event or any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock hereunder is also accompanied by or related to a Change in Control, the adjustment hereunder shall be made prior to the acceleration contemplated by Section 20.




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                                   SECTION 17

                     TRANSFERABILITY AND DEFERRAL OF AWARDS

17.1. Awards under the Plan are not transferable except by will or by the laws of descent and distribution. To the extent that a Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this Section 17, the Committee may, subject to any restrictions under applicable securities laws, permit Awards under the Plan (other than an Incentive Stock Option) to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or to a Partnership comprised solely of members of the Participant's Immediate Family), subject to such limits as the Committee may establish, provided the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

17.2. The Committee may permit a Participant to elect to defer payment under an Award under such terms and conditions as the Committee, in its sole discretion, may determine; provided that any such deferral election must be made prior to the time the Participant has become entitled to payment under the Award.

                                   SECTION 18

                                 AWARD AGREEMENT

18.1. Each Participant granted an Award pursuant to the Plan shall sign an Award Agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the Participant in accordance with the terms of the Award and the provisions of the Plan. Each Award Agreement shall reflect the terms and conditions of the Award. Participation in the Plan shall confer no rights to continued employment with an Employer nor shall it restrict the right of an Employer to terminate a Participant's employment at any time for any reason, not withstanding the fact that the Participant's rights under this Plan may be negatively affected by such action.

                                   SECTION 19

                                 TAX WITHHOLDING

19.1 All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations shall be satisfied (without regard to whether the Participant has transferred an Award under the Plan) by a cash



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remittance,  or with the  consent of the  Committee,  through the  surrender  of shares of Stock which the Participant owns or to which the Participant is otherwise entitled under the Plan pursuant to an irrevocable election submitted by the Participant to the Company at the office designated for such purpose. The number of shares of Stock needed to be submitted in payment of the taxes shall be determined using the Fair Market Value as of the applicable tax date rounding down to the nearest whole share.

                                   SECTION 20

                                CHANGE IN CONTROL

20.1. After giving effect to the provisions of Section 16 (relating to the adjustment of shares of Stock), and except as otherwise provided in the Plan or the Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

      (a) All outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully exercisable and may be exercised at any time during the original term of the Option;

      (b) All outstanding Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable and may be exercised at any time during the original term of the Option;

      (c) All shares of Stock subject to Awards shall become fully vested and be distributed to the Participant; and

      (d) Performance Units may be paid out in such manner and amounts as may be reasonably determined by the Committee.

                                   SECTION 21

                              MERGERS/ACQUISITIONS

21.1. In the event of any merger or acquisition involving the Company and/or a Subsidiary of the Company and another entity which results in the Company being the survivor or the surviving direct or indirect parent corporation of the merged or acquired entity, the Committee may grant Awards under the provisions of the Plan in substitution for awards held by employees or former employees of such other entity under any plan of such entity immediately prior to such merger or acquisition upon such terms and conditions as the Committee, in its discretion, shall determine and as otherwise may be required by the Code to ensure such substitution is not treated as the grant of a new Award for tax or accounting purposes.




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21.2. In the event of a merger or acquisition involving the Company in which the
Company is not the surviving corporation, the Acquiring Corporation shall either assume the Company's rights and obligations under outstanding Awards or
substitute  awards  under  the  Acquiring   Corporation's  plans,  or  if  none,
securities for such outstanding Awards. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Awards, and without limiting Section 20, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such merger or consolidation, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 21.2 shall be conditioned upon the consummation of the merger or consolidation. Unless otherwise provided in the Plan or the Award, any Awards which are neither assumed by the Acquiring Corporation nor exercised on or prior to the date of the transaction shall terminate effective as of the effective date of the transaction.

                                   SECTION 22

                            TERMINATION AND AMENDMENT

22.1. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) would change the method of determining the exercise price of Options, other than to change the method of determining Fair Market Value of Stock as set forth in Section 2.1(o) of the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Section 16 does not require such approval. No suspension, termination, modification or amendment of the Plan may terminate a Participant's existing Award or materially and adversely affect a Participant's rights under such Award without the Participant's consent.




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